EXHIBIT 10(B)


                                                                  CONFORMED COPY





                                AGENCY AGREEMENT


                                     between


                                     GASCOR


                                       and

                             KINETIK ENERGY PTY LTD

                                (ACN 079 089 188)





                                BAKER & MC.KENZIE
                                   Solicitors

Level 39, Rialto                                  Level 26, AMP Centre
525 Collins Street                                50 Bridge Street
MELBOURNE  VIC  3000                              SYDNEY  NSW  2000
Tel:  (03) 9617-4200                              Tel:  (02) 9225-0200
Fax:  (03) 9614-2103                              Fax:  (02) 9223-7711

                                    CONTENTS

CLAUSE
NUMBER         HEADING                                                      PAGE

1.             DEFINITIONS                                                     1

2.             COMMENCEMENT                                                   14

3.             APPOINTMENT OF AGENT                                           14
3.1            Appointment                                                    14
3.2            Duties of the Agent                                            14
3.3            Duties of Gascor                                               22
3.4            Conduct of Litigation                                          24

4.             SUPPLY OF GAS                                                  24
4.1            Obligations to Deliver and Take                                24
4.2            Initial Nominations                                            25
4.3            Variation of Initial Nominations                               26
4.4            Meaning of "Daily Nomination"                                  28
4.5            Daily Quantities                                               29
4.6            MDQ                                                            29
4.7            AQ                                                             30
4.8            Minimum Quantity of Gas in a Contract Year                     31

5.             PERIOD OF AGREEMENT                                            31
5.1            Contract Term                                                  31
5.2            Accrued Rights                                                 32

6.             COMMISSION                                                     32
6.1            Obligation to pay Commission                                   32
6.2            Interpretation                                                 32
6.3            Calculation of Commission                                      32
6.4            Quantity of Gas Delivered under this Agreement                 34
6.5            Redetermination of Gas delivered                               37
6.6            Calculation of payments on account of Commission               39
6.7            Monthly Additional MDQ Instalments                             40
6.8            Billing                                                        41
6.9            Payment                                                        43
6.10           Disputed amounts                                               44
6.11           Interest on late payment                                       45
6.12           Inaccuracy                                                     45
6.13           Payment of Commission after expiry of the Contract Term        46

7.             POINT OF DELIVERY                                              46
7.1            Point of Delivery                                              46
7.2            Gas to be delivered in a single stream                         47

8.             COSTS, RISK AND TITLE                                          47
8.1            Costs and Risks                                                47
8.2            Title                                                          47

9.             GAS MEASURING AND TESTING                                      47

10.            GAS SPECIFICATION                                              48

11.            FORCE MAJEURE                                                  48
11.1           Effect of Principal Contract Force Majeure                     48
11.2           Meaning of "Principal Contract Force Majeure"                  48
11.3           Effect of Agency Force Majeure                                 48
11.4           Meaning of "Agency Force Majeure"                              49
11.5           Certain matters not to constitute Agency Force Majeure         50
11.6           Affected Party                                                 50
11.7           Notification of Force Majeure                                  50
11.8           Consultation                                                   50
11.9           Reasonable diligence to overcome                               51
11.10          Cessation of Agency Force Majeure                              51

12.            DISPUTE RESOLUTION                                             51
12.1           Obligation to seek Resolution                                  51
12.2           General Requirement                                            51

13.            EXPERT                                                         52
13.1           Application of this Clause                                     52
13.2           Appointment                                                    52
13.3           Qualification                                                  53
13.4           Powers and Duties                                              53
13.5           Confidentiality                                                53
13.6           Removal of Expert                                              54
13.7           Referral to Expert does not affect obligations                 54
13.8           Communications to be copied to other Party                     54

14.            AGENT'S DEFAULT                                                54
14.1           Default Notice                                                 54
14.2           Cure Period                                                    54
14.3           Remedies for Default                                           55
14.4           Indemnity regarding Sellers                                    56
14.5           Damages and Consequential Loss                                 56

15.            GASCOR'S DEFAULT                                               56
15.1           Default Notice                                                 56
15.2           Cure Period                                                    56
15.3           Remedies for Default                                           57
15.4           No right to terminate                                          57
15.5           Damages and Consequential Loss                                 57
15.6           Agent to mitigate loss                                         57

16.            TAX                                                            57
16.1           Tax pass-on                                                    57

16.2           Timing and method of adjustment                                59
16.3           Price Redetermination                                          59
16.4           Contract Price                                                 59
16.5           Adjustment for GST                                             59

17.            ASSIGNMENT                                                     59
17.1           Interpretation                                                 59
17.2           General Requirements                                           60

18.            CONFIDENTIALITY                                                60
18.1           General Obligation                                             60
18.2           Exceptions                                                     60
18.3           Transport Exemption                                            62
18.4           General Exceptions                                             62
18.5           Other Permitted Disclosures                                    62
18.6           Restrictions Survive Termination                               62

19.            COMMUNICATIONS                                                 62
19.1           Communications                                                 62
19.2           Manner of Service                                              63
19.3           Service particulars                                            63
19.4           Timing of service                                              63
19.5           Instantaneous Communications                                   64

20.            SEVERANCE                                                      65
20.1           General case                                                   65
20.2           Exemption Event                                                65
20.3           New agreement                                                  65

21.            GENERAL                                                        67
21.1           Entire Agreement                                               67
21.2           Waivers                                                        67
21.3           Variations                                                     67
21.4           Further assurance                                              67
21.5           Exercise of rights                                             67
21.6           Counterparts                                                   68
21.7           Governing law and jurisdiction                                 68

22.            INTERPRETATION                                                 68
22.1           Quantities of Gas                                              68
22.2           Interpretation                                                 68
22.3           Master Agreement to prevail                                    69

               SCHEDULE 1                                                     70
               The Services                                                   70

               SCHEDULE 2                                                     71
               Accounting Policies                                            71

1.             SALES REVENUE                                                  71

2.             BAD AND DOUBTFUL DEBTS                                         71

               SCHEDULE 3 - RETAINED PROFIT                                   73
               Part 1                                                         73
               Calculation of Retained Profit                                 73
               Part 2                                                         76
               Base Amounts                                                   76
               Part 3                                                         78
               Variation of Retained Profit                                   78
               Part 4
               Variation of the Retained Profit in the event of a Failure
               of Supply                                                      80

               SCHEDULE 4                                                     81
               Deed of Assignment                                             81

               SCHEDULE 5                                                     84
               Deed of Release                                                84

               SCHEDULE 6                                                     87
               Accounting and Audit Requirements                              87

               SCHEDULE 7                                                     93
               Litigation                                                     93

               SCHEDULE 8                                                     95
               Maximum Annual Quantity                                        95

               SCHEDULE 9                                                     96
               Related Charges                                                96

               SCHEDULE 10                                                    98
               Estimation Procedures                                          98

               SCHEDULE 11                                                    99
               Minimum Take of Gas in a Contract Year                         99

               ANNEXURE A                                                    103
               First Interim Statement                                       103

               ANNEXURE C                                                    106
               Monthly Claim Form                                            106

               SCHEDULE 1 - BANK RECONCILIATION                              109

               SCHEDULE 2 - AGENCY GAS SALES DEBTOR LEDGER                   110

               SCHEDULE 3 - PROVISION FOR AGENCY BAD DEBTS                   111

               SCHEDULE 4 - CSO DEBTOR LEDGER                                112

               SCHEDULE 5 - REFUNDABLE ADVANCES DEBTOR AND ASSOCIATED
               INTEREST LEDGER                                               113

               SCHEDULE 6 - AGENCY CUSTOMER OVERPAYMENTS ACTUALLY REPAID
               TO CUSTOMERS                                                  114

               SCHEDULE 7 - COST OF CONTRACT GAS SUMMARY                     115

               SCHEDULE 8 - OTHER AGENCY CUSTOMER ADJUSTMENTS                116

               SCHEDULE 9 - AGENCY SALES REVENUE                             117

               SCHEDULE 10 - FIRST INTERIM INSTALMENT                        118

               SCHEDULE 11 - SECOND INTERIM INSTALMENT                       119

               SCHEDULE 12 - OTHER AMOUNTS PAYABLE TO/BY GASCOR              120

                                AGENCY AGREEMENT

THIS AGREEMENT is made on the 14th day of August, 1998.

BETWEEN
Gascor, being the body corporate of that name established under the Gas Industry Act 1994 of Sixth Floor, 45 William Street, Melbourne, Victoria ("GASCOR")

AND
Kinetik Energy Pty Ltd (ACN 079 089 188) of Level 19, East Tower, 40 City Road, Southbank, Victoria ("AGENT").

RECITALS

A. Gascor agrees to appoint the Agent as its agent, and the Agent agrees to act as Gascor's agent, to sell gas to Gascor Customers (as defined in this Agreement) in accordance with the terms of this Agreement.

B. By an agreement dated 20 November 1996 ("PRINCIPAL CONTRACT") between Esso Australia Resources Ltd (ARBN 000 444 860), BHP Petroleum (Bass Strait) Pty Ltd (ACN 004 228 004) and Gascor, Esso and BHP agreed to supply and Gascor agreed to take quantities of gas upon the terms and conditions set out in that agreement.

C. It is intended by the Parties that the Agent will meet the requirements of Gascor Customers for gas by ordering and taking gas from Gascor and by purchasing gas from other sources in accordance with the terms of this Agreement.

D. The Agent agrees to provide Services (as defined in this Agreement) to Gascor in accordance with the terms of this Agreement.

E. This Agreement replaces the interim agency agreement which the Parties entered into on 11 December 1997.

OPERATIVE PROVISIONS

--------------------------------------------------------------------------------
1.        DEFINITIONS
--------------------------------------------------------------------------------

In this Agreement unless the context otherwise requires:

"ACT" means the Gas Industry Act 1994 (Vic).

"ACCC" is defined in the Act.

"ACCESS ARRANGEMENTS" means the proposed access arrangements (within the meaning of the Code) of:

(a)       Multinet and Multinet (Assets) Pty Ltd ACN 079 088 967;

(b)       Stratus and Stratus Networks (Assets) Pty Ltd ACN 079 089 142;

(c) Transmission Pipelines Australia Pty Ltd ACN 079 089 268 and Transmission Pipelines Australia (Assets) Pty Ltd ACN 079 136 413;

(d)       VENCorp; and

(e)       Westar and Westar (Assets) Pty Ltd ACN 079 089 062,

which were submitted to the Relevant Regulators for approval on or about November 1997 (each an "ACCESS ARRANGEMENT").

"ACCOUNTING POLICIES" means the accounting policies described in Schedule 2.

"ADMINISTRATION COSTS" is defined in the Community Services Agreement.

"AFFECTED PARTY" is defined in Clause 11.6.

"AGENCY AGREEMENT" means, in relation to a Retailer (other than the Agent), the agreement entered into on or about the date of this Agreement between Gascor and that Retailer pursuant to which Gascor has agreed to appoint that Retailer as its exclusive agent to sell gas to Gascor Customers (as defined in that agreement) in the Agency Area (as defined in that agreement).

"AGENCY AREA" means the franchise area (as defined in the Agent's Retail
Licence).

"AGENCY FORCE MAJEURE" is defined in Clause 11.4.

"AGENCY RECORDS" means the records which the Agent is required to keep in accordance with paragraph 4(a) of Schedule 6.

"AGENT DEFAULT NOTICE" is defined in Clause 14.1.

"ALLOCATED QUANTITY" is defined in the Master Agreement.

"ALLOCATION AGENT" is defined in the MSO Rules.

"ALLOCATION AUDITOR" is defined in the Master Agreement.

"ALLOCATION DAY" is defined in the Master Agreement.

"ALTERNATE GAS" is defined in Clause 3.2(c)(3).

"ANNUAL STATEMENT" is defined in Clause 6.8(e).

"AQ" in respect of a Contract Year is determined pursuant to Clause 4.7.

"BASE AMOUNTS" means the Component A Base Amounts and the Component B Base Amounts.

"BHP" means BHP Petroleum (Bass Strait) Pty Ltd (ACN 004 228 004).

"BILLING CYCLE" means the frequency with which a Customer receives a bill from the Agent, being, in the case of Contract Customers, Monthly and, in the case of other Gascor Customers, every two Months (or any other billing frequency for Contract Customers or other Gascor Customers prevailing on the date of this Agreement).

"BUSINESS" means the business of selling Gas to Gascor Customers on behalf of Gascor which the Agent is authorised to carry on pursuant to this Agreement and its Retail Licence and the business of providing the Services.

"BUYER'S MAKE-UP GAS" is defined in the Master Agreement.

"C MARKET GAS" is defined in the Principal Contract.

"C MARKET PRICE" is defined in the Principal Contract.

"CARBON TAX" means any royalty, tax, rate, duty, levy or charge in respect of the production or emission into the atmosphere of carbon or any carbon compound.

"CASH MANAGEMENT ACCOUNT" is defined in Clause 3.2(f)(1)(B).

"CLASS A SUPPLY POINT" means a Supply Point on a Distribution Pipeline:

(a) from which a Contestable Customer is supplied, or is estimated to be supplied, more than or equal to [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] GJ of gas in a year as determined in accordance with the Distribution System Code; and

(b) which is registered by VENCorp as such for the purposes of determining the appropriate unaccounted for gas benchmark in accordance with the MSO Rules.

"CLASS B SUPPLY POINT" means a Supply Point on a Distribution Pipeline, other than a Class A Supply Point, from which a Contestable Customer is supplied Gas.

"CODE" means the Victorian Third Party Access Code for Natural Gas Pipeline systems made by Order in Council dated 9 December 1997 and published in the Victorian Government Gazette (G49) on 11 December 1997.

"COMMISSION" is defined in Clause 6.3.

"COMMUNICATIONS" is defined in Clause 19.1.

"COMMUNITY SERVICES AGREEMENT" means the community services agreement dated 20 April 1998 between the Agent and the Minister for Youth and Community Services, as amended or replaced from time to time.

"COMMUNITY SERVICES COSTS" is defined in the Community Services Agreement.

"COMPONENT A BASE AMOUNTS" means the amounts set out in column 2 of Part 2 of
Schedule 3.

"COMPONENT B BASE AMOUNTS" means the amounts set out in column 3 of Part 2 of
Schedule 3.

"CONTESTABILITY DATE" means the First Contestability Date or a date (other than a date which occurs prior to the First Contestability Date) upon which a Customer in the Agency Area becomes a Contestable Customer.

"CONTESTABLE CUSTOMER" means, in relation to a Supply Point a non-franchise customer in relation to that Supply Point within the meaning of section 6B of the Act to whom the Agent is entitled to sell Gas in accordance with the terms of its Retail Licence.

"CONTESTABLE TARIFF D CUSTOMER" means a Contestable Customer which withdraws Gas at a Supply Point which is assigned to distribution tariff D within the meaning of the Tariff Order or the December 1997 Tariff Order.

"CONTRACT CUSTOMER" means a Gascor Customer to whom Gas is sold under a Sales Contract.

"CONTRACT GAS" means:

(a) Sales Gas which complies with the Gas Specifications and which Gascor is entitled to purchase from the Sellers under the Principal Contract; and

(b) Off Specification Gas which is deemed under Clause 10(b) to be Contract Gas.

"CONTRACT PRICE" means the C Market Price as adjusted from time to time in accordance with the terms of the Principal Contract.

"CONTRACT TERM" means the period specified in Clause 5.1.

"CONTRACT YEAR" means a period of 12 consecutive months beginning at 9.00am on 1 January in each year and ending at 9.00am on 1 January of the following year during the Contract Term provided that:

(a) the first Contract Year shall be the period commencing at 9.00am on the date of this Agreement and ending at 9.00am on 1 January 1999;

(b) if the Contract Term ends on a date other than 1 January, then the last Contract Year shall be the period commencing at 9.00am on 1 January immediately preceding and ending at the end of the day on which the Contract Term ends.

"CPI" means the Consumer Price Index (All Groups) for Melbourne as first published for a Quarter by the Australian Bureau of Statistics.

"CUSTOMER" means a person, other than a Licensed Retailer, who buys or wishes to buy Gas from a Licensed Retailer.

"CUSTOMER SERVICE CODE" means the cod of that name which regulates the terms on which Gas is supplied and sold to Gascor Customers, other than Contract Customers, and with which the Agent is required to comply in accordance with its Retail Licence.

"DAILY CASH RECEIVED" means, in respect of a day, the aggregate amount of Money deposited in the Designated Accounts in respect of Gascor Customers on that day less the aggregate amount of cheques and other payments deposited in the Designated Accounts, whether on that day or any previous day, and dishonoured on that day.

"DAILY NOMINATION" is defined in Clause 4.4(a).

"DAY" means a period of 24 consecutive hours or, on the days on which daylight savings times begins and ends, 23 consecutive hours or 25 consecutive hours (as the case may be) beginning and ending at 9.00am.

"DECEMBER 1997 TARIFF ORDER" means the Order in Council dated 9 December 1997 made under section 48A of the Act regulating certain gas industry tariffs and charges and published in the Victorian Government Gazette (G49) on 11 December 1997.

"DEFAULT" means a Financial Default, a Non-financial Default, a Solvency Default, a Minimum Quantity Default or a Retail Licence Default.

"DEFAULT RATE" means, for each Month or part thereof for which the Default Rate is payable, an annual interest rate equal to [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]% above the average 90 day bank bill mid rate as published on Reuters' page BBSY at or about 10.00am on the first Working Day of that Month.

"DEFAULTING PARTY" means:

(a)       in relation to a Default by the Agent, the Agent; and

(b)       in relation to a Default by Gascor, Gascor.

"DESIGNATED ACCOUNTS" is defined in Clause 3.2(f).

"DISCLOSING PARTY" is defined in Clause 18.2.

"DISTRIBUTION PIPELINE" is defined in the Distribution System Code.

"DISTRIBUTION SYSTEM CODE" means the code of that name which regulates the supply of gas to or from the system of distribution pipelines and with which the Agent is required to comply in accordance with its Retail Licence.

"ECOGEN MDQ REDUCTION MONTH" is defined in the Master Agreement.

"ESSO" means Esso Australia Resources Ltd (ARBN 000 444 860).

"ESTIMATION PROCEDURES" is defined in Clause 6.4(c).

"EXCLUDED SERVICES" has the same meaning as in the December 1997 Tariff Order.

"EXCLUDED TAX" means any Tax generally applicable to business operating in the State including without limitation:

(a) taxes of general application imposed on income, capital gains or both and whether calculated on a gross or net basis, such as Income Taxes;

(b) taxes on business inputs such as sales taxes, customs duties or import duties (other than on the sale of gas);

(c)       employee related taxes such as payroll taxes or fringe benefit taxes;

(d) taxes designed to have social or community benefits such as the WorkCover levy;

(e)       municipal rates, taxes or other charges imposed by local authorities;

(f)       taxes on the ownership or occupancy of property;

(g) stamp duties and any other duties or charges imposed on business transactions generally;

(h)       taxes and charges having similar characteristics as the foregoing,

but does not include;

(i)       PRRT or Carbon Tax; or

(ii)      to the extent imposed on the sale of gas, GST or sales tax.

"EXEMPTION" means the Competition Policy Authorisation under Parts 6B or 6C of the Act and includes any other legislation or regulation which, in respect of any Relevant Agreement, has the same effect as Parts 6B or 6C of the Act.

"EXEMPTION EVENT" is defined in Clause 20.2(a).

"EXPERT" means a person appointed as an expert in accordance with Clause 13.

"FINAL RECEIVABLES" is defined in Clause 6.13(b).

"FINANCIAL DEFAULT" means a Party's failure to satisfy a Financial Obligation (but does not include a failure by Gascor to pay a disputed amount until such time as the disputed amount is determined or agreed to be payable).

"FINANCIAL OBLIGATION" means an obligation under this Agreement to pay or cause to be paid an amount of money.

"FINANCIAL HALF YEAR" means a period of six months ending on 30 June or 31 December in any year.

"FIRST CONTESTABILITY DATE" means the first date on which the Agent is entitled to sell Gas to a Contestable Customer in accordance with the terms of its Retail Licence.

"FIRST INSTALMENT" is defined in Clause 6.6(a).

"FIRST INTERIM STATEMENT" is defined in Clause 6.8(b).

"FORCE MAJEURE" means:

(a)       Principal Contract Force Majeure; or

(b)       Agency Force Majeure.

"GAS" means Sales Gas and TLPG.

"GAS MONTH" means a period of time commencing with the beginning of the 1st Day of any calendar month and ending at the end of the last Day which commences in that calendar month.

"GAS SPECIFICATIONS" means the specifications and requirements for Contract Gas delivered to Gascor by a Seller, set out in Schedule 6 to the Principal Contract.

"GASCOR CUSTOMER" means, in relation to a Supply Point in the Agency Area, a Customer who is not a Contestable Customer, a Restricted Customer or an SOU Customer in relation to that Supply Point.

"GASCOR DEFAULT NOTICE" is defined in Clause 15.1.

"GASCOR'S ACCOUNTANTS" means such member of The Institute of Chartered Accountants in Australia or the Australian Society of Certified Practising Accountants as Gascor may appoint from time to time or the Auditor-General of Victoria.

"GJ" means gigajoules, 1 gigajoule being equal to 1,000,000,000 joules.

"GST" means a tax, duty, levy or charge on the supply of goods, services, real property or other thing which:

(a) in general, is collected in instalments at each stage in the chain of production and distribution; and

(b) permits businesses engaged in the production and distribution of goods and services to offset the tax paid on acquisition of goods or services against the tax collected on the supply of goods or services (other than in specified circumstances, such as where the end user has exempt or zero-rated status), and would include a tax having similar characteristics to the value added tax applicable in the United Kingdom or the goods and services tax applicable in New Zealand or Canada, in each case, as at the date of this Agreement.

"GUARANTEE" means the deed of guarantee and indemnity between Westar Pty Ltd, Westar (Assets) Pty Ltd, the Agent and Gascor entered into on or about the date of this Agreement.

"INCOME TAX" means any Tax of general application imposed on income.

"INITIAL NOMINATION" is defined in Clause 4.2(b).

"LICENSED RETAILER" means a holder of a Retail Licence or a person who is exempted from the requirement to obtain a Retail Licence under section 48G of the Act.

"M", "M+1" and "M-1" are defined in Clause 6.2.

"MAQ" is defined in Clause 4.7(c).

"MARKET COSTS" means all charges, fees and payments payable to VENCorp by Market Participants under the MSO Rules.

"MARKET MONTH" means period of time commencing at 9.00am Eastern Standard Time on the first day of any calendar month and ending at 9.00am Eastern Standard Time on the first day of the following calendar month.

"MARKET PARTICIPANT" is defined in the Act.

"MASTER AGREEMENT" means the master agreement between Gascor, the Retailers and RCo entered into in December 1998 relating to their rights and obligations in respect of the Principal Contract.

"MATERIAL ADVERSE EFFECT" means a material adverse effect on:

(a)       the financial condition of Gascor;

(b) the rights of Gascor under the Principal Contract, any Relevant Agreement or the Guarantee; or

(c) the ability of Gascor to perform any of its obligations under the Principal Contract or any of the Relevant Agreements or any statutory or regulatory obligation including any obligation under Gascor's Retail Licence.

"MATERIAL FINANCIAL DEFAULT" means the occurrence of one or more Financial Defaults where the aggregate amount of money due is at least [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.].

"MDQ" means the maximum daily quantity of Contract Gas, expressed in TJ/Day, which (subject to Clause 7.4 of the Master Agreement and Clause 4.6 of this Agreement) the Agent is entitled to nominate and take pursuant to this Agreement on any Day.

"METER" means an instrument that measures the quantity of gas passing through it and includes associated equipment attached to the instrument to log measured data and to filter, control or regulate the flow of gas.

"MINIMUM QUANTITY DEFAULT" means a failure by the Agent to observe or perform any obligation under Clause 4.8 of this Agreement.

"MONEY" includes cash, cheques and any form of immediately available funds.

"MONTH" means a period of time commencing with the beginning of the 1st day of any calendar month and ending at the end of the last day of that calendar month.

"MONTHLY ADDITIONAL MDQ INSTALMENT" means, in respect of a Month, the amount in respect of additional MDQ for that Month as determined in accordance with Clause 6.7.

"MONTHLY CLAIM FORM" means a written statement containing the information specified in Clause 6.8(d) and otherwise complying with paragraph 3 of Schedule 6.

"MONTHLY INSTALMENTS" means any Statement other than an Annual Statement.

"MSO RULES" means the Market and System Operation Rules made by Order-in-Council under section 48N of the Act.

"MULTINET" means Multinet Gas Pty Ltd (ACN 079 088 930).

"NATURAL GAS" means a naturally occurring mixture of one or more hydrocarbons being predominantly methane which normally exists in a gaseous state at 101.325 kilopascals and at a temperature of 15 degrees Centigrade together with one or more of hydrogen sulphide, nitrogen, helium, carbon dioxide or other constituents.

"NET RECEIVABLES" is defined in Clause 6.13(b).

"NON-DEFAULTING PARTY" means:

(a)       Gascor, in the case of a Default by the Agent; and

(b)       the Agent, in the case of a Default by Gascor.

"NON-FINANCIAL DEFAULT" means a Party's failure to observe or perform any obligation under this Agreement which is not a Financial Obligation or an obligation under Clause 4.8 while that obligation is not suspended by an event of Force Majeure.

"OFF SPECIFICATION GAS" means gas which does not comply with the Gas Specifications.

"OPERATING ACCOUNT" is defined in Clause 3.2(f)(1)(A).

"ORG" is defined in the Act.

"PARTY" means a party to this Agreement.

"PERFORMANCE AUDITOR" is defined in the Master Agreement.

"PJ" means petajoules, 1 petajoule being equal to 1,000,000 GJs.

"POINT OF DELIVERY" is defined in the Principal Contract.

"PRINCIPAL CONTRACT" is defined in Recital B.

"PRINCIPAL CONTRACT FORCE MAJEURE" is defined in Clause 11.2(a).

"PRIOR GAS" is defined in Clause 3.2(n)(2).

"PRRT" means any Tax imposed or assessed under the Petroleum Resource Rent Tax Act 1987 or the Petroleum Resource Rent Tax Assessment Act 1987.

"QA" is defined in Clause 6.4(a).

"QB" is defined in the Agent's Sub-sales Agreement.

"QEST" is defined in Clause 6.4(a)(2).

"QT" is defined in Clause 6.4(a)(1).

"QUARTER" means a period of 3 Months commencing at the beginning of the first day of January, April, July or October in any calendar year.

"RCO" means Gas Release Co Pty Ltd (ACN 079 089 286) of 45 William Street, Melbourne, Victoria 3000.

"REASONABLE AND PRUDENT OPERATOR" means a person who exercises that degree of skill, diligence, care, prudence and foresight that would reasonably and ordinarily be exercised by skilled, diligent, prudent and experienced operators under similar circumstances and conditions in accordance with all applicable laws, regulation and standards.

"RECEIVABLES" means the amounts due to Gascor from Gascor Customers for the sale of Gas (including, without limitation, Third Party Gas) and in respect of Related Charges.

"REFUNDABLE ADVANCE" means an amount of money paid by a Gascor Customer in accordance with the Customer Service Code as security for that Customer defaulting on payment of a bill for the sale of Gas.

"RECEIVABLES" means the amounts due to Gascor from Gascor Customers for the sale of Gas (including, without limitation, Third Party Gas) and in respect of Related Charges.

"REFUNDABLE ADVANCE" means an amount of money paid by a Gascor Customer in accordance with the Customer Service Code as security for that Customer defaulting on payment of a bill for the sale of Gas.

"RELATED CHARGES" means all of the charges and fees paid by Gascor Customers in respect of:

(a) the billing and collection of amounts payable in respect of Gas purchased;

(b)       the installation, maintenance, reading or testing of Meters; and

(c) local capacity charges (being charges recovered from a Customer in cases where the Customer is required to make a contribution to the cost of connection before a service is connected) including, without limitation, charges and fees of the type listed in Schedule 9.

"RELATED COMPANY" is defined in the Master Agreement.

"RELEASE GAS OPTION" is defined in the Master Agreement.

"RELEVANT AGREEMENT" is defined in the Master Agreement.

"RELEVANT REGULATOR" means ORG or ACCC.

"RELEVANT SHORTFALL" is defined in the Principal Contract.

"RESERVES SURPLUS" is defined in the Principal Contract.

"RESIDENTIAL CUSTOMER" is defined in the Customer Service Code.

"RESTRICTED CUSTOMER" means a Transmission Company (other than VENCorp).

"RETAILERS" means the Agent, Ikon Energy Pty Ltd (ACN 079 089 553) and Energy 21 Pty Ltd (ACN 079 089 213) (each a "RETAILER").

"RETAIL LICENCE" means a licence to sell gas granted under section 48E of the Act (excluding a new areas licence within the meaning of section 6B of the Act).

"RETAIL LICENCE DEFAULT" occurs if the Retail Licence of the Agent is revoked by ORG.

"RETAINED PROFIT" is defined in Part 1 of Schedule 3.

"SALES CONTRACT" means a contract in writing executed by or on behalf of Gascor and a Gascor Customer for the sale of Gas by Gascor to that Gascor Customer, including any such contract entered into by Gascor prior to the date of this Agreement or entered into by the Agent as agent for Gascor before, on or after the date of this Agreement.

"SALES GAS" means Natural Gas which has been processed and is of marketable quality.

"SALES REVENUE" means the revenue derived from the sale of Gas by the Agent on behalf of Gascor as determined in accordance with the Accounting Policies.

"SECOND INSTALMENT" is defined in Clause 6.6(b).

"SECOND INTERIM STATEMENT" is defined in Clause 6.8(c).

"SECOND TIER CONTESTABLE CUSTOMER" means a Contestable Customer which has transferred from one Licensed Retailer to another Licensed Retailer.

"SELLER'S DEFAULT" is defined in the Master Agreement.

"SELLERS" means collectively Esso and BHP (each a "SELLER").

"SELLERS' PLANT" is defined in the Principal Agreement.

"SELLERS' SALES" is defined in the Master Agreement.

"SERVICES" means the services to be provided by the Agent under this Agreement as specified in Schedule 1.

"SOLVENCY DEFAULT" means the occurrence of any one or more of the following in respect of the Agent or Gascor:

(a) an order being made or a resolution being passed for the winding up of or dissolution without winding up of the Party unless the order or resolution is for the purpose of reconstruction or amalgamation under a scheme to which the other Party has given consent; or

(b) the Party enters into any arrangement, reconstruction or composition with or for the benefit of its creditors with the exception of a reconstruction or amalgamation of a Party while solvent.

"SOU CUSTOMER" means any person identified in Schedule 9 to the Principal Contract.

"STATE" means the State of Victoria.

"STATEMENT" means a First Interim Statement, a Second Interim Statement, a Monthly Claim Form or an Annual Statement.

"STRATUS" means Stratus Networks Pty Ltd (ACN 079 089 099).

"SUB-SALES AGREEMENT" means, in relation to a Retailer or RCo, the agreement entered into on or about the date of this Agreement between Gascor and that Retailer or RCo relating to the supply by Gascor, and purchase by the Retailer or RCo, of gas.

"SUPPLY POINT" has the same meaning as in the Act.

"TARIFF ORDER" means the Order-in-Council made under section 48A of the Act regulating certain gas industry tariffs and charges (other than the December 1997 Tariff Order).

"TARIFFED SERVICES" has the same meaning as in the December 1997 Tariff Order.

"TAX" means a royalty, tax, rate, duty, levy or charge levied or imposed by the Commonwealth of Australia, the State or any other governmental authority in Australia, and, without limiting the generality of the foregoing, includes, if levied or imposed by the Commonwealth of Australia, the State or any other governmental authority in Australia, a Carbon Tax, sales, tax, GST and PRRT.

"THIRD PARTY GAS" means any Gas which the Agent has purchased or agreed to purchase as principal from a person other than Gascor.

"TJ" means terajoules, 1 terajoule being equal to 1,000 GJ.

"TLPG" means tempered liquefied petroleum gas, being a mixture of vaporised commercial propane and air.

"TRANSITION AGREEMENT" means the agreement entered into on or about the date of this Agreement between Gascor and the Agent relating to the termination of the interim agency agreement between Gascor and the Agent dated 11 December 1997.

"TRANSMISSION COMPANY" means:

(a)       Transmission Pipelines Australia Pty Ltd (ACN 079 089 268);

(b)       Transmission Pipelines Australia (Assets) Pty Ltd (ACN 079 136 413);
          or

(c)       VENCorp.

"UNDELIVERED GAS" is defined in Clause 3.2(c)(3).

"VENCORP" means the Victorian Energy Networks Corporation established under Division 2A of Part 2 of the Act.

"WESTAR" means Westar Pty Ltd (ACN 079 089 008).

"WORKING DAY" means any day other than a Saturday or Sunday on which banks are open for general banking business in the State.

--------------------------------------------------------------------------------
2.        COMMENCEMENT
--------------------------------------------------------------------------------

Subject to the terms of the Transition Agreement, the terms and provisions of this Agreement take effect from the date of this Agreement.

--------------------------------------------------------------------------------
3.        APPOINTMENT OF AGENT
--------------------------------------------------------------------------------

3.1       APPOINTMENT

Gascor appoints the Agent:

(a) as its exclusive agent to sell Gas to Gascor Customers in the Agency Area on behalf of Gascor; and

(b)       to provide the Services,

and the Agent agrees to act as agent for Gascor and to provide the Services in accordance with the terms of this Agreement.

3.2       DUTIES OF THE AGENT

(a)       Services

          (1) In consideration of Gascor's covenants and undertakings under this Agreement (including Gascor's undertaking to pay the Commission), the Agent agrees to provide the Services during the Contract Term.

          (2) Subject to Clause 3.2(c)(i), the Agent is entitled to provide the Services on such terms as the Agent thinks fit.

(b)       Ordering and purchasing of Third Party Gas

          Subject to Clause 2 of the Master Agreement and Clause 4.8 of this Agreement, the Agent may satisfy Gascor Customers' requirements for Gas by purchasing Third Party Gas in its own right and on such terms as the Agent thinks fit and arranging for the transportation of such Gas to Gascor Customers.

(c)       Authority to bind Gascor

          (1) Except as permitted by Clause 3.2(c)(ii) or (iii) and without prejudice to Clause 3.2(m):

                    (A) the Agent is not authorised to enter into contracts on behalf of Gascor or bind Gascor in any way and the Agent must not hold itself out as authorised to bind Gascor; and

                    (B) without derogating from Clause 3.2(c)(i)(A), the Agent is not authorised to enter any contracts on behalf of Gascor with third parties for the purpose of enabling the Agent to provide the Services.

          (2) The Agent is authorised to enter into contracts with Gascor Customers for the sale of Gas on behalf of Gascor.

          (3) If Gascor is deemed to have failed to have delivered to the Agent under this Agreement any quantity of Contract Gas in accordance with Clause 7.12 of the Master Agreement ("UNDELIVERED GAS"), the Agent may purchase on behalf of Gascor a quantity of Gas (other than Contract Gas) ("ALTERNATE GAS") in lieu of all or part of the Undelivered Gas.

          (4) If the Agent purchases Alternate Gas on behalf of Gascor pursuant to Clause 3.2(c)(iii), the Agent must pay on behalf of Gascor all costs relating to the purchase and transportation of the Alternate Gas, provided that Gascor shall, subject to Clause 13.6 of the Master Agreement, reimburse the Agent such costs if and to the extent that Gascor is entitled to recover compensation from the Sellers under Clause 23.4 of the Principal Contract for the sum of:

                    (A) the excess cost to Gascor of that quantity of Alternate Gas over the amount that would have been paid by Gascor to the Sellers for the quantity of Undelivered Gas equivalent to that quantity of Alternate Gas on the basis that the Undelivered Gas would have been C Market Gas (as defined in the Principal Contract); and

                    (B) the net cost or benefit of transporting that quantity of Alternate Gas.

          (5) Gascor shall execute such agreements as the Agent may reasonably request to enable Gascor to recover compensation from the Sellers (in the event of a failure by the Sellers to deliver under the Principal Contract any quantity of Gas which they are obliged to deliver) in respect of any fixed costs or direct damages which, if incurred by the Agent, would not be recoverable by Gascor from the Sellers under the Principal Contract, provided that the Agent indemnifies Gascor and keeps Gascor indemnified from and against any claim, action, damage, loss, liability, cost, charge, expense, outgoing or payment which Gascor pays, suffers, incurs or is liable for in connection with entering into such arrangements or agreements.

(d)       Terms of sale

          (1) The Agent must comply with the Customer Service Code and any direction or determination made by an ombudsman referred to in Clause 14.2 of either Party's Retail Licence in relation to or affecting a Gascor Customer.

          (2)       The Agent must not:

                    (A) extend the Billing Cycle which applies to any Gascor Customer; or

                    (B) issue a bill to a customer (as defined in the Customer Service Code) in which the specified pay-by date is:

                              (i) in the case of a residential customer (as defined in the Customer Service
                                        Code), more than 10 business days (as
                                        defined in the Customer Service Code)
                                        after the date on which the bill was
                                        dispatched (except in accordance with an instalment plan which the Agent is required to offer under the Customer Service Code); or

                              (ii) in the case of a business customer (as defined in the Customer Service Code) or a Contract Customer, more than 30 days after the date on which the bill was dispatched, unless:

                    (C) and to the extent that it is required to do so under the Customer Service Code and provided the Parties enter into such arrangements as Gascor considers necessary to compensate Gascor for any loss which Gascor may suffer as a result of the extension of the relevant Billing Cycle or pay-by date (including without limitation any cost of borrowings or loss of interest); or

                    (D) prior to doing so Gascor has agreed (such agreement not to be unreasonably withheld or delayed) the basis on which the terms of the Commission payable by Gascor will be amended to compensate Gascor for any loss which Gascor may suffer as a result of the extension of the relevant Billing Cycle or pay-by date (including without limitation any cost of borrowings or loss of interest).

(e)       Agency records

          The Agent must comply with the provisions of Schedule 6 relating to the keeping of Agency Records, the provision of financial and other information and Gascor's audit requirements.

(f)       Bank accounts

          (1)       Gascor must establish and maintain:

                    (A) a separate bank account (the "OPERATING ACCOUNT") for receipt of payments of less than $50,000; and

                    (B) a separate bank account (the "CASH MANAGEMENT ACCOUNT") for receipt of payments greater than or equal to $50,000,

                    (together the "DESIGNATED ACCOUNTS") for money paid in respect of Receivables.

          (2)       The details of the Designated Accounts are:

                    (A)       Operating Account:

                              No:      033/001 130 182

                              Name:    Gascor

                              Bank:    Westpac Banking Corporation

                              Branch:  Institutional Banking, 360 Collins Street

                    (B)       Cash Management Account:

                              No:      033/001 130 190

                              Name:    Gascor

                              Bank:    Westpac Banking Corporation

                              Branch:  Institutional Banking, 360 Collins Street

          (3) Gascor may, with the consent of the Agent (such consent not to be unreasonably withheld or delayed), change either or both of the Designated Accounts.

          (4) Subject to Clause 3.2(f)(v), the Agent must not pay into the Designated Accounts any monies other than Receivables, Community Services Costs and Refundable Advances.

          (5) If at any time the Agent receives a cheque or other form of payment from the Minister for Youth and Community Services for an amount representing the aggregate amount owing to the Agent in respect of Community Services Costs and

                    Administration Costs, the Agent may pay that aggregate amount into the Designated Accounts, provided that:

                    (A) that part of the aggregate amount which represents reimbursement for Administration Costs will remain the property of the Agent and must be remitted to the Agent within 10 Working Days after Gascor receives a notice in writing from the Agent setting out the relevant amount; and

                    (B) all interest accrued on the aggregate amount remains the property of Gascor.

          (6) The Agent is only entitled to have access to bank statements and account balances relating to the Designated Accounts and is not entitled to appoint signatories to the Designated Accounts.

          (7) Gascor is responsible for paying all bank charges and fees relating to the Designated Accounts.

          (8) Subject to Clause 3.2(i), the Agent is not entitled to any interest accrued on the Designated Accounts (which interest remains the property of Gascor).

(g)       Receivables

          (1) The Agent is authorised to take all reasonable steps, at the Agent's cost, to collect the Receivables, including without limitation the commencement and prosecution of legal proceedings on behalf of and in the name of Gascor, and to settle any such proceedings on such terms as the Agent thinks fit.

          (2) Gascor must provide such assistance as the Agent may reasonably request to enable the Agent to collect the Receivables, provided that the Agent indemnifies Gascor and keeps Gascor indemnified against any claim, action, damage, loss, liability, cost, charge, expense, outgoing or payment which Gascor pays, suffers, incurs or is liable for in connection with providing such assistance.

          (3) The Agent must ensure that all payments made in respect of Receivables are promptly paid into the Designated Accounts.

          (4) The Agent must diligently collect at the Agent's cost all Receivables accrued as at 30 June 1997 on behalf of Gascor in accordance with the procedures prescribed by Sections 4 and 5 of the customer Service Code or such other policies and procedures as Gascor may from time to time agree with the Agent (such agreement not to be unreasonably withheld or delayed by either Party).

          (5) If the Parties agree any other debt collection policies and procedures as contemplated by Clause 3.2(g)(iv), then those policies and procedures must be consistent with the Agent's obligations under the Customer Service Code.

(h)       Community service obligations

          (1) The Agent must comply with its obligations under the Community Services Agreement.

          (2) The Agent is authorised to give discounts and refunds to, and waive monies payable by, Gascor Customers for the purpose of providing community services to eligible Gascor Customer in accordance with the Community Services Agreement.

          (3) The Agent must account to Gascor for all Community Services Costs and pay, or procure payment of, all Community Services Costs into the Designated Accounts.

(i)       Refundable Advances

          (1) The Agent must ensure that all Refundable Advances are paid into the Designated Accounts.

          (2) If any Refundable Advance is required to be paid or returned to the relevant Gascor Customer in accordance with the terms of the Refundable Advance and the Customer Service Code, the Agent must pay to the relevant Gascor Customer an amount equal to the Refundable Advance, together with all accrued interest to which the Gascor Customer is entitled, out of its own funds.

          (3) When a Gascor Customer who has provided a Refundable Advance ceases to be a Gascor Customer on a Contestability Date, Gascor must upon request by the Agent pay to the Agent from the Designated Accounts the amount of that Refundable Advance together with all interest accrued on that Refundable Advance at the rate approved from time to time by ORG under Clause 4.4.3.2 of the Customer Service Code, provided that any amount of interest on that Refundable Advance which has previously been taken into account in calculating the Commission shall not be taken into account in calculating the amount of interest payable to the Agent under this Clause 3.2(i)(iii).

          (4) If during a Month the Agent pays to a Gascor Customer in accordance with Clause 3.2(i)(ii) an amount equal to a Refundable Advance, together with all interest accrued on that Refundable Advance at the rate approved from time to time by ORG under Clause 4.4.3.2 of the Customer Service Code, the amount of the Commission payable to the Agent in respect of that Month shall be adjusted to take account of such payment.

          (5) If the Agent pays a Gascor Customer additional interest as contemplated by Clause 4.4.4.2 of the Customer Service Code, the Agent must pay that additional interest out of its own funds and without recourse to Gascor.

(j)       Good faith

          The Agent must in all matters relating to this Agreement and the Business act in good faith towards Gascor.

(k)       Compliance

          The Agent must comply with the terms of its Retail Licence and the terms of Gascor's Retail Licence insofar as they relate to Gascor Customers and otherwise conduct the Business in accordance with all laws, by-laws and regulations applicable to the Business.

(l)       Payment of costs and expenses

          The Agent is responsible for the payment of all costs and expenses of, and incidental to, the carrying on of the Business (including without limitation all Market Costs, all transmission or distribution charges and all cost of purchasing Third Party Gas and Alternate Gas).

(m)       Gascor's contractual rights and obligations

          (1) The Agent is authorised to exercise all Gascor's rights and discretions under any contract or arrangement with a Gascor Customer relating to the sale of gas (whether such contract or arrangement was entered into Gascor as principal prior to 11 December 1997 or entered into by the Agent as agent of Gascor after that date).

          (2) The Agent must perform in all respects all of Gascor's obligations under any contract or arrangement with a Gascor Customer relating to the sale of gas (whether such contract or arrangement was entered into by Gascor as principal prior to 11 December 1997 or entered into by the Agent as agent of Gascor after that date).

          (3) The Agent must indemnify Gascor and keep Gascor indemnified from and against any and all loss, damage, liability, cost or expense suffered or incurred by Gascor as a result of, or in connection with:

                    (A) any breach of this Agreement by the Agent, including any act, neglect or default of the Agent's agents or employees;

                    (B) any action or claim by any Gascor Customer against Gascor in respect of any breach or non-performance of a Sales Contract or any obligation to supply Gas; or

                    (C) the exercise by the Agent on behalf of Gascor of the rights or discretions referred to in clause 3.2(m)(1),

                    save to the extent that Gascor would not have incurred such a liability had it claimed exemption from liability under section 32 of the Act.

(n)       Apportionment of Receivables

          (1) When a Gascor Customer whose Meter is capable of recording metering data on a daily basis and storing data in a data logger ceases to be a Gascor Customer on a Contestability Date and becomes a Customer of the Agent on that Contestability Date, the Agent must within 60 days after that Contestability Date, read that customer's Meter and issue a bill to that customer in respect of the unbilled Gas supplied by the Agent to that customer on behalf of Gascor prior to the relevant Contestability Date.

          (2) When a Gascor Customer whose Meter does not record metering data on a daily basis and cannot store data in a data logger ceases to be a Gascor Customer on a Contestability Date and becomes a Customer of the Agent on that Contestability Date, the Agent must determine the quantity of Gas supplied by the Agent to that Gascor Customer on behalf of Gascor prior to that Contestability Date ("PRIOR GAS") by apportioning the quantity of Gas billed after that Contestability Date which relates to a period which includes that Contestability Date between Gascor and the Agent in proportion to the number of days in that period prior to and including the Contestability Date and the number of days in that period after the Contestability Date respectively.

          (3) In relation to the apportionment under Clause 3.2(n)(ii), only that proportion of the Receivables which relates to Prior Gas is required to be deposited by the Agent in the Designated Accounts pursuant to Clause 3.2(g).

          (4) When a Gascor Customer ceases to be a Gascor Customer on a Contestability Date and:

                    (A) becomes a Customer of a person other than the Agent on that Contestability Date; or

                    (B) having become a Customer of the Agent on that Contestability Date ceases to be a Customer of the Agent before the quantity of Gas supplied by the Agent to that Customer can be determined under Clause 3.2(n)(i) or (ii), the Parties must agree the basis on which the Receivables relating to unbilled Gas supplied to the Gascor Customer on behalf of Gascor prior to the Contestability Date shall be determined. If the Parties cannot agree on such basis within 30 days of the Contestability Date, either Party may refer the matter to Gascor's Accountants for determination, whose determination shall be final and binding on the Parties. Any such determination must be consistent with the relevant provisions of the MSO Rules, the Distribution System Code and the Customer Service Code.

3.3       DUTIES OF GASCOR

(a) Gascor not to sell Gas to Gascor Customers otherwise than through the Agent

          Gascor undertakes that it will not, during the Contract Term, sell Gas to Gascor Customers otherwise than through the Agent.

(b)       Payment of Commission

          Gascor must pay the Commission to the Agent on the due dates in accordance with Clause 6.

(c)       Assignment of Sales Contracts

          (1) The Parties acknowledge that, subject to Clause 3.3(c)(5), when a Customer in the Agency Area ceases to be a Gascor Customer, the Agent will cease to sell Gas to that Customer as agent for Gascor and that, to the extent that the Agent continues to sell Gas to that Customer, it will do so as principal.

          (2) Subject to Clause 3.3(d)(2), Gascor must, if it is able to do so, assign to the Agent, with effect from each Contestability Date, all Gascor's rights, title and interest in and to any Sales Contract with a Customer who ceases to be a Gascor Customer on that Contestability Date but continues to be supplied Gas by the Agent, save for any Receivables owed by that Customer as at that Contestability Date (which Receivables will remain the property of Gascor).

          (3) If the consent of the Customer is required for an assignment under Clause 3.3(c)(2), then the Agent must use its best endeavours to obtain that consent.

          (4) An assignment under Clause 3.3(c)(2) must be made by assignment in the form of the deed of assignment set out in
                    Schedule 4 or such other form as Gascor may approve.

          (5) If a Sales Contract referred to in Clause 3.3(c)(2) cannot be assigned to the Agent (whether because the consent of the relevant Customer cannot be obtained or for any other reason) or cannot be terminated by Gascor or is to remain in effect following an election by Gascor not to exercise its right of termination:

                    (A)       the Agent must:

                              (i) to the extent it lawfully can, perform all the obligations of Gascor under the Sales Contract; and

                              (ii) indemnify Gascor against any claim, action, damage, loss, liability, cost, charge, expense, outgoing or payment suffered, paid or incurred by Gascor after the relevant Contestability Date under or in relation to the Sales Contract; and

                    (B)       Gascor must:

                              (i) if the Agent cannot lawfully exercise a right of Gascor under the Sales Contract, at the request and expense of the Agent, exercise that right; and

                              (ii) within 10 Working Days after receipt pay to the Agent any amount or account to the Agent for the value of any other benefit (after deduction of Gascor's reasonable expenses) it receives after the relevant Contestability Date in respect of the Sales Contract.

          (6) If Gascor so requests, the Agent must use its reasonable endeavours to ensure that a Contract Customer whose Sales Contract has been assigned in accordance with Clause 3.3(c)(2) and whose:

                    (A) Sales Contract is for a term of at least [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] years; or

                    (B) payments for Gas sold and supplied to it in a year under its Sales Contract exceed or could exceed an aggregate amount of [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.],

                    and who ceases to be a Gascor Customer but continues to be a Customer of the Agent after the relevant Contestability Date enters into a deed of release in the form set out in
                    Schedule 5 or such other form as Gascor may approve, releasing Gascor from all obligations and liabilities which Gascor may have under the Sales Contract with that Customer.

(d)       Termination of Sales Contracts

          (1) Gascor may, if it is entitled to do so by the terms of the relevant Sales Contract, terminate with effect from the relevant Contestability Date, any Sales Contract with a Customer who ceases to be a Gascor Customer on that Contestability Date regardless of whether that Gascor Customer continues to be supplied Gas by the Agent.

          (2) Clause 3.3(c)(2) shall not apply to any Sales Contract which Gascor elects to terminate in accordance with Clause 3.3(d)(1).

          (3) Clause 3.3(c)(5) shall apply in relation to a Sales Contract which Gascor has elected to terminate in accordance with Clause 3.3(d)(1) for the period from the relevant Contestability Date to the date on which the Sales Contract is terminated.

(e)       Good Faith

          Gascor must in all matters relating to this Agreement and the Business act in good faith towards the Agent.

3.4       CONDUCT OF LITIGATION

The Parties must comply with their obligations in relation to the conduct of litigation as set out in Schedule 7.

--------------------------------------------------------------------------------
4.        SUPPLY OF GAS
--------------------------------------------------------------------------------

4.1       OBLIGATIONS TO DELIVER AND TAKE

(a) Subject to the provisions of this Agreement and the Master Agreement, on each Day during the Contract Term:

          (1)       Gascor must make available for delivery at the Point of
                    Delivery:

                    (A) the quantity of Contract Gas specified in the Agent's Daily Nomination for that Day; or

                    (B) if different from Clause 4.1(a)(1)(A) including, without limitation, because the Agent has submitted an amended nomination under Clause 4.3(b), Clause 4.3(d) or Clause 4.5(b), the quantity of Contract Gas which Gascor would have been required to allocate to the Agent on that Day in accordance with Clause 7 of the Master Agreement if the Sellers had made available for delivery to Gascor on that Day the quantity of Gas which the Sellers were required to make available to Gascor on that Day in accordance with the Principal Contract; and

          (2) the Agent must take at the Point of Delivery all Contract Gas which is allocated to the Agent and made available for delivery under this Agreement in accordance with Clause 7 of the Master Agreement and Clause 6.4 of this Agreement.

(b) Gascor must submit nominations to the Sellers in accordance with the terms of the Principal Contract which include the quantities of Contract Gas nominated by the Agent in accordance with Clauses 4.2,
          4.3 and 4.5(b).

(c) Gascor shall not be required to purchase Gas from any person (other than a purchase from a Seller under the Principal Contract) in order to satisfy its obligations to the Agent under this Agreement.

4.2       INITIAL NOMINATIONS

(a)       (1)       Subject to Clause 7.3 of the Master Agreement, on or
                    before 15 December in each Contract Year the Agent must provide Gascor with its best estimates, as a Reasonable and Prudent Operator, of the requirements of Gascor Customers in the Agency Area for Contract Gas for the following Contract
                    Year (expressed, in quantities for each Gas Month).

          (2) Subject to Clause 7.3 of the Master Agreement, on or before the penultimate Working Day of each Gas Month during the Contract Term, the Agent must provide Gascor with its updated best estimates, as a Reasonable and Prudent Operator, of the requirements for Contract Gas of Gascor Customers in the Agency Area for each of the following three Gas Months (expressed in quantities for each Day).

(b) Subject to Clause 7.3 of the Master Agreement, no later than 11 days (or, if that day is not a Working Day, then the immediately preceding Working Day) before the commencement of each Gas Month during the Contract Term, the Agent must nominate the total quantity of Contract Gas which the Agent requires under this Agreement for the following Gas Month and for each Day of that Gas Month. The total quantity nominated for a Day under this Clause 4.2(b), or deemed to have been nominated for a Day under Clause 4.2(d), will be the "INITIAL NOMINATION" for that Day.

(c) The Agent must ensure that each Initial Nomination, and any variation pursuant to Clause 4.3, will be made in good faith and when given will be the Agent's best estimate as a Reasonable and Prudent Operator of its requirements for Contract Gas to be delivered under this Agreement for the relevant Gas Month or Day (as the case may be).

(d) If the Agent fails to submit a nomination under Clause 4.2(b) for a Gas Month and for each Day of that Gas Month, the Agent will be deemed to have nominated:

          (1) in respect of the Gas Month, a quantity of Contract Gas equal to the quantity of Contract Gas (if any) which the Agent estimated under Clause 4.2(a)(1) would be required for that Gas Month; and

          (2) in respect of each Day of the Gas Month, a quantity of Contract Gas calculated by dividing the quantity of Contract Gas (if any) which the Agent estimated under Clause

                    4.2(a)(1) would be required for the Gas Month by the number of Days in the Gas Month.

(e) If the Agent fails to provide Gascor with its best estimates for a Contract Year in accordance with Clause 4.2(a)(1), the Agent will be deemed to have estimated that the requirements of Gascor Customers in the Agency Area for Contract Gas in that Contract Year will be equal to zero.

4.3       VARIATION OF INITIAL NOMINATIONS

(a)       (1)       (A)       Subject to Clause 7.3 of the Master
                              Agreement, not later than 10.30am each Day, the Agent may notify Gascor of its requirements for Contract Gas to be delivered under this Agreement for the following Day, which may differ from and vary the Initial Nomination.

                    (B) If the Agent fails to notify Gascor in accordance with Clause 4.3(a)(1)(A), then the Agent's requirements for Contract Gas to be delivered for the following Day will be taken to be the same as those nominated under Clause 4.2(b) or deemed to have been nominated under Clause 4.2(d).

          (2) Gascor must notify the Sellers of its requirements for Contract Gas to be delivered under the Principal Contract for the following Day after 10.30 am and by no later than
                    11.00 am on each Day on which Gascor receives a notice from the Agent in accordance with Clause 4.3(a)(1).

          (3)       If, on any Day, Gascor receives a notice from:

                    (A)       the Agent in accordance with Clause 4.3(a)(1);

                    (B) any other Retailer in accordance with Clause 4.3(a)(1) of its Agency Agreement;

                    (C) the Agent in accordance with Clause 3.3(a)(1) of its Sub-Sales Agreement;

                    (D) any other Retailer or RCo in accordance with Clause 3.3(a)(I) of its Sub-sales Agreement; or

                    (E) the Agent or any other Retailer or RCo in accordance with Clause 7.3 of the Master Agreement,

                    Gascor must, subject to the terms of the Principal Contract, notify the Sellers of its requirements for gas in accordance with Clause 5.3(a) of the Principal Contract, which reflect the aggregate quantity of gas for the following Day nominated by the Agent under this Agreement and its Sub-sales Agreement and all other Retailers under their respective Agency Agreements and all other Retailers and RCo under their respective Sub-sales Agreements.

(b) Subject to Clause 7.3 of the Master Agreement, the Agent may provide up to three amended nominations during each of the following time periods in respect of its total requirements for Contract Gas on a
          Day:

          (1)       before 10.30am on that Day; and

          (2)       after 10.30am but before 2.30pm on that Day; and

          (3) after 2.30pm but before 7.30pm on that Day, any of which may vary the Initial Nomination.

(c) If Gascor receives one or more amended nominations from the Agent under Clause 4.3(b), Gascor must provide to the Sellers:

          (1) after 10.30 am but before or about 11.00am on a Day, a nomination which includes the quantity of Contract Gas specified in the last amended nomination (if any) received by Gascor from the Agent on that Day pursuant to Clause 4.3(b)(1);

          (2) after 2.30 pm but before or about 3.00pm on a Day, a nomination which includes the quantity of Contract Gas specified in the last amended nomination (if any) received by Gascor from the Agent on that Day pursuant to Clause 4.3(b)(2); and

          (3) after 7.30 pm but before or about 8.00pm on a Day, a nomination which includes the quantity of Contract Gas specified in the last amended nomination (if any) received by Gascor from the Agent on that Day pursuant to Clause 4.3(b)(3).

(d) Subject to Clause 7.3 of the Master Agreement, if because of matters connected with the safety or integrity of the gas transportation system it is necessary or desirable for the Agent to amend its nomination for a Day, the Agent at any time in the Day may give such an amended nomination to Gascor (irrespective of whether the Agent has previously given amended nominations on that Day pursuant to Clause 4.3(b)). Any amended nomination given pursuant to this Clause 4.3(d) may only decrease the Agent's then prevailing nominated quantity of Contract Gas for the Day. If an amended nomination is given pursuant to this Clause 4.3(d), the Agent must as soon as practicable thereafter provide reasons to Gascor as to why the amended nomination was necessary or desirable.

(e) The Agent acknowledges that the Sellers are only required to use their reasonable endeavours to make Contract Gas available for delivery on a Day in accordance with amended nominations which Gascor may give on that Day under Clause 5.3(b) or 5.3(c) of the Principal Contract.

(f)       If, on any Day, Gascor receives an amended nomination from:

          (1)       the Agent under Clause 4.3(b), 4.3(d) or 4.5(b) of this
                    Agreement;

          (2) any other Retailer under Clause 4.3(b), 4.3(d) or 4.5(b) of its Agency Agreement;

          (3) the Agent under Clause 3.3(b), 3.3(d) or 3.5(b) of its Sub-sales Agreement;

          (4) any other Retailer or RCo under Clause 3.3(b), 3.3(d) or 3.5(b) of its Sub-sales Agreement; or

          (5) the Agent or any other Retailer under Clause 7.3 of the Master Agreement,

          Gascor must, subject to the terms of the Principal Agreement, submit an amended nomination to the Sellers under Clause 5.3(b), Clause 5.3(c) or Clause 5.5(d) of the Principal Contract (as the case may be), which reflects the aggregate quantity of Contract Gas for the Day nominated by the Agent under this Agreement and its Sub-sales Agreement and all other Retailers under their respective Agency Agreements and all other Retailers and RCo under their respective Sub-sales Agreements.

4.4       MEANING OF "DAILY NOMINATION"

(a)       The "Daily Nomination" for a Day means:

          (1) the Initial Nomination for that Day unless a notice of variation of that Initial Nomination has been given pursuant to Clause 4.3(a)(1)(A); or

          (2) where a notice has been given pursuant to Clause 4.3(a)(1)(A) or Clause 4.5(b) varying the Initial Nomination for that Day, the Initial Nomination as so varied.

(b)       The Agent may nominate a Daily Nomination for a Day notwithstanding:

          (1) that the Sellers have suspended deliveries of Contract Gas pursuant to a request by Gascor under Clause 16.2(c) of the Principal Contract; or

          (2)       Principal Contract Force Majeure.

4.5       DAILY QUANTITIES

(a) The maximum quantity of Contract Gas of which the Agent is entitled to require delivery on any Day of the Contract Term is, subject to Clause
          7.4 of the Master Agreement, the MDQ in effect for that Day.

(b) If Gascor receives a notice from the Sellers pursuant to Clause 5.5(d) of the Principal Contract that the aggregate of the quantity of Contract Gas nominated by Gascor for the following Day and the quantity nominated for that following Day pursuant to Sellers' Sales will be less than 100 TJ and that Sellers' Plant may be shut down on that following Day, Gascor must give the Agent oral or written notice of that fact as soon as reasonably practicable. The Agent may amend its Daily Nomination for the following Day no later than 10 minutes before the expiration of the hour afforded to Gascor under Clause 5.5(d) of the Principal Contract in which to amend Gascor's daily nomination.

(c) If Gascor is informed by the Sellers pursuant to Clause 5.5(b) of the Principal Contract of the Sellers' best estimate of the quantity of Gas which the Sellers will be able to deliver on the Day following the Day in respect of which the Daily Nomination referred to in that Clause is given, Gascor must give the Agent oral or written notice of that fact as soon as reasonably practicable after being so informed by the Sellers.

(d) If the Agent nominates for delivery on a Day a quantity of Contract Gas which exceeds the MDQ in effect for that Day, the Agent will be deemed to have nominated a quantity of Contract Gas equal to that MDQ.

4.6       MDQ

(a) Subject to adjustment in accordance with this Clause 4.6, the following NMQ rates will apply:

          (1) from the date of this Agreement up to and including [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]: [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]TJ/Day; and

          (2) from and including [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] to the end of the Contract Term: [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] TJ/Day.

(b)       MDQ may be adjusted:

          (1) if the Agent's Allocated Quantity is reduced to zero, in accordance with Clause 3.6 of the Master Agreement;

          (2) if another Retailer's Allocated Quantity is reduced to zero, in accordance with Clause 3.6 of the Master Agreement;

          (3) to take account of Sellers' Sales, in accordance with Clauses 4.5 and 4.6 of the Master Agreement;

          (4) to take account of any Reserves Shortfall or Reserves Surplus, in accordance with Clause 5.4 of the Master Agreement;

          (5) if Gascor exercises the Release Gas Option, in accordance with Clause 6.1(b)(3) of the Master Agreement;

          (6) in respect of each Ecogen MDQ Reduction Month, in accordance with Clause 6.2(a) of the Master Agreement;

          (7) in accordance with Clause 7.4(c), (d) and (e) of the Master Agreement; and

          (8)       in accordance with Clause 3.5 of the Master Agreement.

4.7       AQ

(a) Subject to Clause 4.7(b), AQ will be [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] PJ/year for each Contract Year.

(b)       AQ may be adjusted:

          (1)       in accordance with Clauses 3.3(a) or (b) of the Master
                    Agreement;

          (2) if another Retailer's AQ is reduced in accordance with Clause 3.3(a)(1), (a)(2) or (b) of the Master Agreement, in accordance with Clause 3.4 of the Master Agreement;

          (3) as a result of a Reserves Shortfall or Reserves Surplus, in accordance with Clause 5.5 of the Master Agreement;

          (4) if Gascor exercises the Release Gas Option, in accordance with Clause 6. 1 (b)(1) of the Master Agreement; and

          (5)       in accordance with Clause 7.6 of the Master Agreement.

(c) Subject to Clauses 4.5 and 4.7(d) of this Agreement and Clauses 7.5 and 7.10 of the Master Agreement, the Agent may take a quantity of Gas in excess of AQ in any Contract Year up to the maximum annual quantity ("MAQ") set out against that Contract Year in column 2 of Schedule 8.

(d)       MAQ may be adjusted:

          (1) with effect from the Allocation Day, in accordance with Clause 3.2(a) of the Master Agreement;

          (2) if the Agent's AQ is reduced in accordance with Clause 3.3(a)(1) or (a)(2) of the Master Agreement, in accordance with Clause 3.2(b) of the Master Agreement;

          (3) if the Agent's Allocated Quantity is reduced to zero, in accordance with Clause 3.2(c) of the Master Agreement;

          (4) if another Retailer's AQ is reduced, in accordance with Clause 3.3(a)(l) or (a)(2) of the Master Agreement, in accordance with Clause 3.2(d) of the Master Agreement;

          (5) as a result of a Reserves Shortfall or Reserves Surplus, in accordance with Clause 5.6 of the Master Agreement;

          (6) if Gascor exercises the Release Gas Option in accordance with Clause 6.1 (b)(2) of the Master Agreement; and

          (7)       in accordance with Clause 7.5(b) of the Master Agreement.

4.8       MINIMUM QUANTITY OF GAS IN A CONTRACT YEAR

(a) Subject to Clause 4.8(b), in each Contract Year the Agent must take under this Agreement a quantity of Contract Gas equal to the quantity of Contract Gas set out in column 2 of Schedule 11 opposite that Contract Year less the quantity of Gas delivered to and taken by the Agent in that Contract Year under its Sub-sales Agreement.

(b) The Agent will be relieved of its obligation under Clause 4.8(a) to take a minimum quantity of Contract Gas in a Contract Year if the aggregate quantity of Contract Gas taken in that Contract Year by all Retailers under their respective Agency Agreements and the aggregate quantity of Gas taken in that Contract Year by all Retailers and RCo under their respective Sub-sales Agreements is not less than the quantity of Gas set out in column 3 of Schedule 11 opposite that Contract Year.

--------------------------------------------------------------------------------
5.        PERIOD OF AGREEMENT
--------------------------------------------------------------------------------

5.1       CONTRACT TERM

The Contract Term will commence on the date of this Agreement and, subject to Clauses 6.13, 14 and 20 of this Agreement and Clauses 12, 17 and 18 of the Master Agreement, will continue until the date on which all Customers in the Agency Area have become Contestable Customers in accordance with section 6B of the Act.

5.2       ACCRUED RIGHTS

Upon expiry of the Contract Term, the Parties will be discharged from any further obligations or liabilities under this Agreement without prejudice to any rights, obligations or liabilities which have accrued up to that date.

--------------------------------------------------------------------------------
6.        COMMISSION
--------------------------------------------------------------------------------

6.1       OBLIGATION TO PAY COMMISSION

Gascor agrees to pay the Agent Commission in accordance with the provisions of this Clause 6.

6.2       INTERPRETATION

In this Clause 6:

"M" means, in relation to a calculation of Commission or an amount payable on account of Commission, the Month in respect of which the calculation is made and in respect of which the First Instalment and the Second Instalment are paid;

"M+1" means, in relation to a calculation of Commission or an amount payable on account of Commission, the Month following the Month in respect of which the calculation is made, being the Month in which the Commission must be paid; and

"M-1" means, in relation to a calculation of Commission or an amount payable on account of Commission, the Month prior to the Month in respect of which the calculation is made.

6.3       CALCULATION OF COMMISSION

(a) The commission (the "COMMISSION") payable to the Agent in respect of a Month during the Contract Term and each of the [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] Months after the expiry of the Contract Term will be calculated as follows:

          [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

          Where:

          C is the amount of the Commission payable to the Agent in respect of M;

          S is the aggregate amount of Money received in relation to Receivables (including bad debt recoveries and reimbursement for Community Services Costs but excluding Refundable Advances) from or on behalf of Gascor Customers (or, in the case of reimbursement for Community Services Costs, from the Minister for Youth and Community Services) for the sale of Gas as recorded in the general ledger for the Designated Accounts maintained by the Agent on behalf of Gascor for M;

          G = [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                    Where:

                    QAM-1 is the quantity of Contract Gas deemed to be delivered to the Agent under this Agreement in the Gas Month commencing in M-1 as determined in accordance with Clause 6.4;

                    PM-1      is the Contract Price for M-1;

                    MIM       is the Monthly Additional MDQ Instalment for M;

          RPM       is the amount of Retained Profit for M;

          N         is the amount calculated in respect of M as the sum of:

                    (a) the amount of Refundable Advances paid or returned to Gascor Customers by the Agent, or credited to Gascor Customers' accounts, in relation to bad debts, in accordance with the Customer Service Code, in M; and

                    (b) an amount equal to the interest on the Refundable Advances which the Agent is required to pay or return to, or credit to the accounts of, the relevant Gascor Customers in M as approved by ORG for the purposes of Clause 4.4.3.2 of the Customer Service Code.

          Z = [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                    Where:

                    T is the aggregate amount paid or returned to Gascor Customers by the Agent, or credited to Gascor Customers' accounts, by the Agent in respect of overpayments in M; and

                    O is the amount equal to T being the amount of Commission paid to the Agent in M in respect of Gascor Customer overpayments.

          X is the amount payable either by the Agent (expressed as a negative number) or to the Agent (expressed as a positive number) in respect of errors made in one or more prior months resulting in an over or under payment of the Commission in respect of those prior months.

(b) If, in respect of a Month, the amount of the Commission payable to the Agent in respect of that Month is calculated in accordance with Clause 6.3(a) to be a negative amount, that negative amount shall be carried forward and applied in reduction of the amount of Commission payable to the Agent in respect of the next Month, provided that if the next Month would commence in the next Contract Year, the negative amount shall be deemed to be a positive amount due and payable by the Agent to Gascor in accordance with Clauses 6.8(e)(4) and 6.8(e)(5).

(c) All components of the formula in Clause 6.3(a) must exclude amounts relating to GST.

6.4       QUANTITY OF GAS DELIVERED UNDER THIS AGREEMENT

(a) The quantity of Contract Gas delivered by Gascor to the Agent under this Agreement in a Gas Month ("QA") shall be the lesser of:

          (1) the total quantity of Contract Gas delivered to the Agent in respect of that Gas Month as determined in accordance with Clause7.1(b) of the Master Agreement ("QT"); and

          (2) the estimated quantity of Contract Gas supplied by the Agent to Gascor Customers in the Agency Area in the Market Month ("QEST") commencing in the Month in which that Gas Month commences, calculated in accordance with the following formula:

                    [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                    Where:

                    QS        = [THIS PARAGRAPH CONTAINS CONFIDENTIAL
                    INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                    QW        = [THIS PARAGRAPH CONTAINS CONFIDENTIAL
                    INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                    UL      = the unaccounted for gas benchmark rate for
                              Customers at Class A Supply Points, being [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] (or such other rate as may be determined by the Relevant Regulator)

                    US      = the unaccounted for gas benchmark rate for
                              Customers at Class. B Supply Points on the
                              Distribution Pipelines operated by Stratus, being

                              [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] (or such other rate as may be determined by the Relevant Regulator)

                    UT      = the unaccounted for gas benchmark rate for
                              transmission pipelines, being [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] (or such other rate as may be determined by the Relevant Regulator)

                    UW      = the unaccounted for gas benchmark rate for
                              Customers at Class B Supply Points on the
                              Distribution Pipelines operated by Westar, being [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] (or such other rate as may be determined by the Relevant Regulator)

                    And:

                    QCTM is the total quantity of Gas (expressed in GJ) supplied to Customers and SOU Customers in the Agency Area in that Market Month as measured at the relevant custody transfer meters at connection points between the transmission system operated by VENCorp and the distribution system and as determined by VENCorp;

                    QT is, in relation to a Market Month ending prior to the First Contestability Date only, the quantity of Gas (expressed in GJ) supplied by the Agent in that Market Month to Customers at Supply Points on the transmission pipelines operated by VENCorp as determined by VENCorp;

                    QL is the aggregate quantity of Gas (expressed in GJ) supplied by all Licensed Retailers to all Contestable Customers and all SOU Customers at Class A Supply Points in the Agency Area in that Market Month as determined by VENCorp;

                    MS is the aggregate quantity of Gas (expressed in GJ) supplied by all Licensed Retailers in that Market Month to Contestable Tariff D Customers, Second Tier Contestable Customers and SOU Customers at Class B Supply Points on the distribution pipelines operated in the Agency Area by Stratus as determined by VENCorp;

                    ES is the quantity of Gas (expressed in GJ) supplied by the Agent in that Month to Contestable Customers (excluding Contestable Tariff D

                              Customers and Second Tier Contestable Customers) at Class B Supply Points in the Agency Area on the distribution pipelines operated by Stratus which the Agent must estimate in accordance with the Estimation Procedures;

                    MW is the aggregate quantity of Gas (expressed in GJ) supplied by all Licensed Retailers in that Market Month to Contestable Tariff D Customers, Second Tier Contestable Customers and SOU Customers at Class B Supply Points in the Agency Area on the distribution pipelines operated by Westar as determined by VENCorp; and

                    EW is the quantity of Gas (expressed in GJ) supplied by the Agent in that Month to Contestable Customers (excluding Contestable Tariff D Customers and Second Tier Contestable Customers) at Class B Supply Points in the Agency Area on the distribution pipelines operated by Westar which the Agent must estimate in accordance with the Estimation Procedures.

(b) To the extent that VENCorp becomes able to determine the aggregate quantity of Gas supplied by the Agent in a Market Month to Contestable Customers in addition to Contestable Tariff D Customers and Second Tier Contestable Customers, then the Parties agree that VENCorp will be instructed to make such determinations.

(c) The procedures for determining any quantity of Gas which the Agent is required to estimate in any Month for the purposes of Clause 6.4(a) (the "ESTIMATION Procedures") are, as at the date of this Agreement, those set out in Schedule 10.

(d) At any time during the Contract Term either Party may notify the other Party that it seeks a review of the Estimation Procedures if it considers that the Estimation Procedures are not producing estimates which are fair and reasonable.

(e) If a notice is given pursuant to Clause 6.4(d), the Parties must meet within [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] days of such notice being given to seek to agree necessary amendments to the Estimation Procedures.

(f) If the Parties are unable to agree amendments to the Estimation Procedures within a period of [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] days of a notice being given under Clause 6.4(d), either Party may refer the matter to the Agent's auditors who shall be required (at the Agent's cost) to recommend amendments to the Estimation Procedures.

(g) In determining any amendments to the Estimation Procedures, the Agent's auditors (and any Expert under Clause 6.4(h) must approve only those amendments which will ensure that the Estimation Procedures will operate in a fair and reasonable manner and in accordance with statutory accounting procedures.

(h) If Gascor reasonably considers that any amendments to the Estimation Procedures as recommended by the Agent's auditors do not comply with Clause 6.4(g), Gascor may refer the matter to an Expert for determination in accordance with Clause 13 within [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] days of receiving notice of the amendments recommended by the Agent's auditors.

(i) The Estimation Procedures will be deemed to be amended to those agreed pursuant to Clause 6.4(e) or determined pursuant to Clause 6.4(f) or Clause 6.4(h) with effect from the date of such agreement or determination.

(j)       If:

          (1) VENCorp cannot differentiate between Gas supplied to Gascor Customers and Gas supplied to other Customers outside the Agency Area; and

          (2) the quantity of Gas estimated to be supplied to other Customers outside the Agency Area is more than [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]% of the quantity of Gas supplied to Gascor Customers in any period, then the Parties must endeavour to use, as far as practicable, metering data provided by VENCorp in order to estimate the quantity of Gas supplied to Gascor Customers but, if that data is not available, the Parties shall use the Estimation Procedures as modified to the extent required.

(k) The Agent will enter into an agreement with VENCorp relating to the information to be provided by VENCorp as contemplated by this Agreement.

(l) The Agent must provide Gascor with a copy of the agreement referred to in Clause 6.4(k) and, when reasonably requested by Gascor, any information provided by VENCorp to the Agent under that agreement.

6.5       REDETERMINATION OF GAS DELIVERED

(a) If Qa in respect of a Gas Month is recalculated by the Agent pursuant to Clause 7.2(c) of the Master Agreement, the next Monthly Claim Form to be given by the Agent under Clause 6.8(d) must contain:

          (1) a detailed reconciliation of (on the one hand) the amount of the Commission paid by Gascor to the Agent for Contract Gas for that Month in accordance with the Monthly Claim Form for that Month against (on the other hand) the amount of the Commission which Gascor should have paid to the Agent for

                    Contract Gas for that Month on the basis of Qa as recalculated pursuant to Clause 7.2(c) of the Master Agreement; and

          (2) the amount payable by one Party to the other Party following the reconciliation referred to in Clause 6.5(a)(l) so as to ensure that the amount of the Commission paid by Gascor to the Agent for Contract Gas in respect of that Month reflects the quantity of Contract Gas delivered during that Month under this Agreement.

(b) If after the Agent has submitted a First Interim Statement, Second Interim Statement or Monthly Claim Form in respect of a Month pursuant to Clause 6.8(b), (c) or (d), either Party considers that Qa in respect of that Month was not properly measured or calculated in a material respect such that the putative Qa differs from the original Qa by more than [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]% of the original Qa, whether as a result of a measurement error or because more accurate data has subsequently become available, and that a revised Qa should be substituted, the Agent must, upon becoming aware of the material discrepancy or being notified of the material discrepancy by Gascor, redetermine Qa for that Month and must then give Gascor a statement specifying the substituted QA, details of the improper measurement or calculation or new data and the consequential recalculation of Qb for the same Month.

(c) If Qa in respect of a Month is recalculated by the Agent pursuant to Clause 6.5(b), the next Monthly Claim Form to be given by the Agent under Clause 6.8(d) must contain:

          (1) a detailed reconciliation of (on the one hand) the amount of the Commission paid by Gascor to the Agent for Contract Gas for that Month in accordance with the Monthly Claim Form for that Month against (on the other hand) the amount of the Commission which Gascor should have paid to the Agent for Contract Gas for that Month on the basis of Qa as recalculated pursuant to Clause 6.5(b); and

          (2) the amount payable by one Party to the other Party following the reconciliation referred to in Clause 6.5(c)(l) so as to ensure that the amount of the Commission paid by Gascor to the Agent for Contract Gas in respect of that Month reflects the quantity of Contract Gas delivered during that Month under this Agreement.

(d) If Qa is recalculated or redetermined by the Agent in accordance with Clause 6.5(b), the recalculated or redetermined quantity must be taken into account in the next Monthly Statement (as defined in the Agent's Sub-sales Agreement) to the extent that it has the effect of increasing or reducing Qb.

6.6       CALCULATION OF PAYMENTS ON ACCOUNT OF COMMISSION

(a) Gascor must pay the Agent an amount ("FIRST INSTALMENT") on account of the Commission payable in respect of a Month calculated as follows:

          [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

          Where:

          I1        is the amount of the First Instalment;

          R1 is the aggregate amount of Daily Cash Received from and including the [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] day of M to and including the [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] day of M;

          QAM-1     is the quantity of Qa determined in accordance with Clause
                    6.4 for M-1;

          PM-1      is the Contract Price in M-1;

          RPM       is the Retained Profit for M; and

          MIM is the Monthly Additional MDQ Instalment for M calculated in accordance with Clause 6.7(a).

(b) Gascor must pay the Agent a further amount ("SECOND INSTALMENT") on account of the Commission payable in respect of a Month calculated as follows:

          [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

          Where:

          I2        is the amount of the Second Instalment;

          R2 is the aggregate amount of Daily Cash Received from and including the [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] day of M to and including the [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] day of M; and

          QAM-1, PM-1, RPM AND MIM are defined in Clause 6.6(a).

(c) All components of the formulas in Clauses 6.6(a) and (b) must exclude amounts relating to GST.

6.7       MONTHLY ADDITIONAL MDQ INSTALMENTS

(a) Prior to the end of each Quarter, up to (but not including) the final Quarter of [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.], the Monthly Additional MDQ Instalment for each Month of the following Quarter will be calculated by applying the following formula:

          [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

          Where:

          MI is the Monthly Additional MDQ Instalment payable in respect of each Month in the applicable Quarter;

          CPIJ-2 is the CPI for the Quarter which is two Quarters previous to that in which the calculation is to apply;

          AP is, subject to Clause 6.1(b)(4) of the Master Agreement, the annual MDQ amount, being $[THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]; and

          A         is, where the Month ends:

                    (1) after the date of this Agreement and on or before [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.];

                    (2) after [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] and on or before [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.];

                    (3) after [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] and on or before [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]; and

                    (4) after [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] and on or before [THIS PARAGRAPH CONTAINS

                              CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.].

(b) The Monthly Additional MDQ Instalment for each Month will be taken into account in determining the Commission for that Month in accordance with Clause 6.3.

(c) No Monthly Additional MDQ Instalment shall be taken into account in determining the Commission in respect of any Month after [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.].

(d) If a Contestability Date is changed after the date of this Agreement, the Parties must endeavour to agree appropriate amendments to variable "A" in clause 6.7(a) to reflect the quantities of Gas taken, or to be taken, under this Agreement and that taken, or to be taken, under the Agent's Sub-sales Agreement.

6.8       BILLING

(a) On or before the [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] day of M or, if that day is not a Working Day, on the next Working Day, Gascor must give the Agent a statement specifying the quantity of Qt for M-1 as determined in accordance with Clause 7.1 of the Master Agreement based on the statement given to Gascor by the Measuring Agency (as defined in the Principal Contract) in respect of M-1 pursuant to Clause 18.1 of the Principal Contract.

(b) The Agent must give a fully itemised statement of the First Instalment in the form set out in Annexure A ("FIRST INTERIM STATEMENT") to Gascor by no later than 10.00am on the [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] day of M or, if that day is not Working Day, on the next Working Day. The itemised statement must be sent by facsimile (with the signed original to follow promptly by post) and signed by the Chief Executive Officer, Chief Financial Officer or General Manager of the Agent.

(c) The Agent must give a fully itemised statement of the Second Instalment in the form set out in the Annexure B ("SECOND INTERIM STATEMENT") to Gascor by no later than 10.00am on the [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] day of M or, if that day is not a Working Day, on the next Working Day. The itemised statement must be sent by facsimile (with the signed original to follow promptly by post) and signed by the Chief Executive Officer, Chief Financial Officer or General Manager of the Agent.

(d) On or before the [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] day of M+1 or, if that day is not a Working Day on the next Working Day, the Agent must give Gascor a Monthly Claim Form, specifying the following in respect of M:

          (1) the amount of the Commission payable in respect of M, together with a statement of each item included in the formula for the calculation of such Commission;

          (2) the balance of the Commission payable in respect of M after deduction of the First Instalment and the Second Instalment paid on account of such Commission;

          (3) any amounts payable by one Party to the other following reconciliation pursuant to Clause 6.5(a) or (c);

          (4) any other amounts then due and owing from one Party to another under this Agreement including, without limitation, payment for Alternate Gas pursuant to Clause 3.2(c)(3);

          (5) the net sum payable by one Party to another after taking account of the above.

(e) On or before the [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] day after the end of:

          (1)       each Contract Year (other than the last Contract Year); and

          (2)       the year in which the Contract Term expires,

          Gascor must give a statement ("ANNUAL STATEMENT") to the Agent specifying the following in respect of the preceding Contract Year:

          (3) a detailed reconciliation of the amount of Commission as required to be specified in each Monthly Claim Form in accordance with Clause 6.8(d) in respect of that Contract Year as adjusted for subsequent Months:

                    (A) on the basis of the estimated price for C Market Gas as determined in accordance with Schedule 4 to the Principal Contract (being variable PM-1 in the formula for calculating the Commission) and of the amount of the Commission determined in accordance with Clause 6.3 for each Month of that Contract Year on the basis of the actual price for C Market Gas for that Contract year as determined in accordance with Schedule 4 of the Principal Contract;

                    (B) on the basis of the estimated escalated value of Component B of the Retained Profit as determined in accordance with Part 1 of Schedule 3 and of the amount of the Commission determined in accordance with Clause 6.3 for each Month of that Contract Year on the basis of the actual escalated value of Component B of Retained Profit for that Contract

                              Year as determined in accordance with Part 1 of
                              Schedule 3;

                    (C) on the basis of the amount of the Commission paid by Gascor to the Agent for Contract Gas for each Month in accordance with each Monthly Claim Form and of the amount of the Commission which Gascor should have paid to the Agent for Contract Gas for each Month on the basis of Qa as recalculated pursuant to Clause 7.2 of the Master Agreement or Clause 6.5(c) of this Agreement; and

                    (D) on the basis of the amount of the Commission paid by Gascor to the Agent for Contract Gas for each Month in accordance with each Monthly Claim Form and of the amount of the Commission which Gascor should have paid to the Agent for Contract Gas for each Month to take account of the quantity of Buyer's Make-up Gas delivered to the Agent in the relevant Contract Year under this Agreement in accordance with Clause 2.2(g) of the Master Agreement;

          (4) any amount payable by the Agent to Gascor as calculated in accordance with Clause 6.3(b); and

          (5) the amount (if any) payable by one Party to another following the reconciliation referred to in Clause 6.8(e)(3) or the calculation referred to in Clause 6.8(e)(4).

6.9       PAYMENT

(a) Gascor must pay the First Instalment and the Second Instalment to the Agent on the day on which the relevant itemised statement is received pursuant to Clauses 6.8(b) or 6.8(c), (as the case may be) provided that, if the relevant itemised statement is received after 10.00am, Gascor may pay the First Instalment or the Second Instalment (as the case may be) on the next Working Day.

(b) On or before the later of the [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] day of each Month (or, if that day is not a Working Day, the next Working Day) or the [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] Working Day after receipt of a Monthly Claim Form accompanied by all supporting documentation which the Agent is required to provide pursuant to paragraphs 3(c) and (d) of Schedule 6, Gascor must pay the amount which it is required to pay pursuant to the Monthly Claim Form (except to the extent Clause 6.10 provides otherwise) to the Agent by means of electronic funds transfer (or other means acceptable to the Agent) to the account maintained in Australia nominated from time to time by the Agent for this purpose.

(c) Unless and until the Agent has submitted a Monthly Claim Form which is accompanied by all the supporting documentation which the Agent is required to provide pursuant to paragraphs 3(c) and (d) of Schedule 6 and which Gascor regards as material, Gascor is not obliged to make any payment to the Agent in respect of that Monthly Claim Form or any other Statement which may be submitted or prepared after the Month to which that Monthly Claim Form relates.

(d) Within 7 days of receipt of an Annual Statement complying with Clause 6.8(e), the Party required to make a payment pursuant to that Annual Statement must make payment (except to the extent Clause 6. 1 0 provides otherwise) to the Party required to be paid of the amount due pursuant to that Annual Statement by means of electronic funds transfer (or other means acceptable to the payee) to the account maintained in Australia nominated from time to time by the payee for this purpose.

(e) Any payment which a Party is required to make under this Agreement (other than a payment which a Party is required to make pursuant to a Statement) must be paid promptly on the due date by means of electronic funds transfer (or other means acceptable to the payee) to the account maintained in Australia nominated from time to time by the payee for this purpose.

(f) Subject to Clauses 6.9(g) and 6.10(b), any payment which a Party is required to make under this Agreement must be made without any set-off, counter claim or condition and without any deduction or withholding for any tax or any other reason, unless a Party is required to make a deduction or withholding by law.

(g) Any payment which a Party ("PAYER") is required to make under this Agreement may be set off against any payment which the other Party is required to make to the payer under the Agent's Sub-sales Agreement.

6.10      DISPUTED AMOUNTS

(a) A Party may request from the Party who prepared a Statement further information in relation to the contents of the Statement but any such request will not extend the due date for payment pursuant to Clause
          6.9. A Party who prepared a Statement must promptly provide any information reasonably requested under this Clause 6. 10(a).

(b) If Gascor disputes any part of the amount set out in a Monthly Statement as due and payable by Gascor, it must pay the undisputed amount.

(c) If a Party disputes the whole or any part of the amount set out in a Statement as due and payable by the Party it must notify the other Party of the dispute as soon as practicable and, in any event, not later than the date on which the amount would, but for this Clause 6.10, be due and payable and provide reasons why it disputes the amount.

(d) Upon receipt of a Party's notice, the Parties must meet as soon as may be practicable with a view to settling that dispute. If, upon the expiry of [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

          COMMISSION.] Working Days after receipt by the other Party of a notice issued pursuant to Clause 6.10(c) the Parties have not reached agreement, the matter may be referred for dispute resolution in accordance with Clause 12.

(e) The Agent is not entitled to dispute the whole or any part of the amount set out in a Monthly Statement or an Annual Statement after 30 June in the year following the year to which the Annual Statement relates, provided that if an amount due for payment as set out in a statement rendered to Gascor under Clause 18.3(a) or Clause 18.3(b) of the Principal Contract is disputed by a Seller or Gascor and the amount set out in that statement is found to be incorrect, each Statement rendered under this Agreement which is affected by that error shall be revised accordingly.

6.11      INTEREST ON LATE PAYMENT

(a) If a Party does not dispute an amount payable by it under a Statement and the amount payable under the Statement is not paid by the due date, or if any disputed amount is withheld by Gascor but later determined or agreed to have been payable, then interest must be paid by the relevant Party at the Default Rate on the said amount from (and including) the original due date until (but excluding) the date paid.

(b) If a Party does not pay any amount due to the other Party under this Agreement (other than an amount specified in a Monthly Statement as payable by Gascor) by the due date, then interest must be paid by the Party which owes the amount at the Default Rate on the said amount from (and including) the original due date until (but excluding) the date paid.

(c) If any disputed amount has been paid by a Party but is later determined or agreed, in whole or in part, not to have been payable, then interest must be paid by the Party which received that payment at the Default Rate on the amount determined or agreed not to be payable from (and including) the original date of payment until (but excluding) the date of repayment.

(d) Interest payable pursuant to Clause 6.11(a), (b) or (c) will be compounded quarterly on the last day of each Quarter.

6.12      INACCURACY

If after a payment has been made pursuant to a Statement or this Agreement which was undisputed at the time of payment it is determined that the amount paid did not accurately reflect the payment which should have been made in accordance with this Agreement, the necessary adjustment will be made on the next Statement after such determination and interest at the Default Rate less [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] per annum will be payable on the amount of the adjustment, from (and including) the date when such amount was paid or should have been paid, as the case may be, to (but excluding) the date of payment of the adjustment.

6.13      PAYMENT OF COMMISSION AFTER EXPIRY OF THE CONTRACT TERM

(a) The Agent must continue to submit Monthly Claim Forms to Gascor for each of the [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] Months after the expiry of the Contract Term (excluding the Month in which the Contract Term expires) in respect of sales of Gas to Gascor Customers by the Agent on behalf of Gascor prior to the expiry date and Gascor must, subject to Clause 6.10, continue to pay any Commission specified in such Monthly Claim Forms.

(b) The Agent must, by no later than the [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] day after the expiry of the Contract Term, give to Gascor a statement of the amount of Receivables ("FINAL RECEIVABLES") as at the expiry of the period of [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] Months referred to in Clause 6.13(a), less a provision for bad and doubtful debts as determined in accordance with the Accounting Policies ("NET RECEIVABLES").

(c) Gascor must sell, and the Agent must buy, the Final Receivables for a purchase price equal to the amount of the Net Receivables.

(d) The sale and purchase of the Final Receivables must be completed within [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] Working Days after receipt by Gascor of the statement referred to in Clause 6.13(b) when:

          (1) Gascor must execute and deliver to the Agent an assignment of the Final Receivables in such form as the Agent may reasonably require; and

          (2) the Agent must pay Gascor the purchase price for the Final Receivables.

--------------------------------------------------------------------------------
7.        POINT OF DELIVERY
--------------------------------------------------------------------------------

7.1       POINT OF DELIVERY

The delivery point for the delivery of Contract Gas under this Agreement is the Point of Delivery.

7.2       GAS TO BE DELIVERED IN A SINGLE STREAM

Contract Gas to be delivered under this Agreement at the Point of Delivery will be tested, measured and delivered in a single stream that may be commingled with Sales Gas for delivery to other buyers.

--------------------------------------------------------------------------------
8.        COSTS, RISK AND TITLE
--------------------------------------------------------------------------------

8.1       COSTS AND RISKS

Unless this Agreement provides otherwise:

(a) Gascor shall not be liable to the Agent for any costs or risks associated with Contract Gas to be delivered under this Agreement; and

(b) the Agent must bear all costs and risks associated with that Contract Gas after the Point of Delivery.

8.2       TITLE

(a) Gascor warrants good and unencumbered title to Contract Gas delivered under this Agreement.

(b) Subject to Clause 8.2(c), property in Contract Gas delivered under this Agreement will remain with Gascor up to the relevant Supply Point at which point property in Contract Gas will pass to Gascor Customers.

(c) If on any day the quantity of Contract Gas injected into the transmission system (as defined in the MSO Rules) on behalf of the Agent exceeds the aggregate quantity of gas withdrawn by the Agent from the transmission system in order to supply Gascor Customers, the Agent is authorised to transfer title to such Contract Gas to other Market Participants in accordance with the MSO Rules.

--------------------------------------------------------------------------------
9.        GAS MEASURING AND TESTING
--------------------------------------------------------------------------------

The provisions relating to the measuring and testing of gas for the purposes of this Agreement are as set out in Schedule 8 of the Principal Contract. Gascor must not agree to a change in that Schedule without the consent of the Agent (whose consent must not be unreasonably withheld or delayed).

--------------------------------------------------------------------------------
10.       GAS SPECIFICATION
--------------------------------------------------------------------------------

(a) Gascor must deliver Contract Gas to the Agent at the Point of Delivery.

(b) Unless and until Gascor requires the Sellers to suspend deliveries of Off Specification Gas in accordance with the Principal Contract, all Off Specification Gas which is delivered at the Point of Delivery will be deemed to be Contract Gas.

(c) Gascor must comply with the procedures referred to in paragraph 5 of Part B of Schedule 1 to the Master Agreement in relation to dealing with Off Specification Gas.

--------------------------------------------------------------------------------
11.       FORCE MAJEURE
--------------------------------------------------------------------------------

11.1      EFFECT OF PRINCIPAL CONTRACT FORCE MAJEURE

Subject to Clause 11.2(b), neither the Agent nor Gascor will be liable to each other for any failure in the fulfilment of any of its obligations under, or be in breach of, this Agreement (other than an obligation to pay money) to the extent that such failure is caused by any delay, interruption, loss or damage caused by the Principal Contract Force Majeure.

11.2      MEANING OF "PRINCIPAL CONTRACT FORCE MAJEURE"

(a) For the purpose of this Agreement, "PRINCIPAL CONTRACT FORCE MAJEURE" means any event or circumstance which, in accordance with Clause 20.5 of the Principal Contract, relieves Gascor or any Seller from liability under the Principal Contract for any failure in the fulfilment of any of its obligations under the Principal Contract.

(b) A matter, event, occurrence or circumstance will not constitute Principal Contract Force Majeure and will not relieve the Agent from liability under Clause 11.1 in respect of any failure to comply with an obligation under this Agreement unless and to the extent that such matter, event, occurrence or circumstance would relieve Gascor from liability in respect of a failure to comply with all corresponding or related obligations under the Principal Contract.

(c) Notwithstanding the other provisions of this Clause 11, an event, circumstance, matter or occurrence will cease to be Principal Contract Force Majeure and the Agent will cease to be relieved from liability pursuant to Clause 11.1 upon Gascor ceasing to be relieved from liability under the Principal Contract.

11.3      EFFECT OF AGENCY FORCE MAJEURE

(a) Subject to Clauses 3.2(m)(3) and 11.3(d), the Agent will not be liable to Gascor for any failure in the fulfilment of any of its obligations under, or be in breach of, Clauses 3.2(a), (e) or (m)(2) of this Agreement to the extent that such failure is caused by any delay, interruption, loss or damage caused by Agency Force Majeure.

(b) Gascor will not be liable to the Agent for any failure in the fulfilment of any of its obligations under, or be in breach of, Clauses 3.3(b), 4.1(b), 4.3, 6.6 or 6.8 of this Agreement to the extent that such failure is caused by any delay, interruption, loss or damage caused by Agency Force Majeure.

(c) Agency Force Majeure does not relieve the Agent or Gascor from liability for any failure in the fulfilment of any of its obligations under, or for breach of, the provisions of this Agreement other than the provisions referred to in Clause 11.3(a) or 11.3(b), as the case may be.

(d) A matter, event, occurrence or circumstance will not constitute Agency Force Majeure and will not relieve the Agent from liability pursuant to Clause 11.3(a) in respect of any failure to comply with an obligation under the Clauses of this Agreement referred to in Clause 11.3(a) if and to the extent that such relief, or the consequences of such relief, would or may have the effect of causing Gascor, directly or indirectly, to breach any of its obligations under the Act, the Principal Contract, any Relevant Agreement or any of its material obligations under any other agreement, deed, statute, regulation, licence, code or instrument binding on Gascor.

11.4      MEANING OF "AGENCY FORCE MAJEURE"

For the purposes of this Agreement, "AGENCY FORCE MAJEURE" means, with respect to a Party, any event or circumstance not within the control of that Party and which by the exercise of a standard of care and diligence consistent with that of a Reasonable and Prudent Operator, that Party is not able to prevent or overcome including, without limiting the generality of the foregoing:

(a) acts of God, including but not limited to lightning, storm, action of the elements, earthquakes, flood, washouts and natural disaster;

(b)       strikes or other industrial disturbances;

(c) acts of the public enemy, including but not limited to wars (declared or undeclared), blockades or insurrections;

(d)       riots, malicious damage and civil disturbance;

(e) unavoidable accident, including but not limited to fire, explosion, radioactive contamination and toxic dangerous chemical contamination;

(f) a circumstance or event that endangers safety or the integrity of facilities necessary for the Affected Party's operations; and

(g) laws, rules, regulations, orders, judgments, rulings, decisions, decrees or enforcement actions of any federal or State court, government, tribunal or authority or of any statutory authority not resulting from any wrongful act or omission of the Affected Party.

11.5      CERTAIN MATTERS NOT TO CONSTITUTE AGENCY FORCE MAJEURE

Notwithstanding any other provision in this Agreement, the following matters, events, circumstances or occurrences will not constitute Agency Force Majeure:

(a)       any matter, event, circumstance or occurrence;

          (1)       within the control of the Affected Party;

          (2) which by the exercise of a standard of care and diligence consistent with that of a Reasonable and Prudent Operator, the Affected Party is able or would have been able to prevent or overcome; or

          (3) substantially caused by the neglect or default of the Affected Party or by its failure to act as a Reasonable and Prudent Operator; or

(b)       the lack of funds or inability to use funds.

11.6      AFFECTED PARTY

For the purposes of this Agreement, "AFFECTED PARTY" means any Party who purports to be relieved from liability under Clause 11.1 as a result of Principal Contract Force Majeure or Clause 11.3 as a result of Agency Force Majeure.

11.7      NOTIFICATION OF FORCE MAJEURE

The Affected Party must as soon as practicable notify the other Party of the occurrence and details of any matter, occurrence, event or circumstance giving rise to the Force Majeure, the manner in which the Force Majeure is likely to affect its performance, the period during which the Force Majeure is likely to affect its performance and the steps that it intends to take to overcome or mitigate such event or circumstance. The Affected Party must keep the other Party informed throughout the continuance of the Force Majeure of the steps it is taking pursuant to Clause 11.9 and any change in its view on how the Force Majeure is likely to affect its performance or the length of the period during which the Force Majeure is likely to affect its performance. The Affected Party must notify the other Party as soon as the Force Majeure has ceased to prevent it from fulfilling its obligations.

11.8      CONSULTATION

Following the giving of a notice pursuant to Clause 11.7, the Parties must consult in good faith to assess the Force Majeure and any ways in which it might be avoided or its effects mitigated, having regard to each Party's rights and obligations under any relevant agreement to which it is a party (including the Principal Contract).

11.9      REASONABLE DILIGENCE TO OVERCOME

The Affected Party must use all reasonable endeavours and diligence to mitigate the cause of, and the result of, the Force Majeure and to remedy the situation and resume its performance of its obligations under this Agreement as soon as practicable and the other Party must co-operate provided that this does not require the settlement of strikes or labour disputes on terms contrary to the reasonable wishes of the Affected Party.

11.10     CESSATION OF AGENCY FORCE MAJEURE

Notwithstanding the other provisions of this Clause 11, an event, circumstance, matter or occurrence will cease to be Agency Force Majeure and an Affected Party will cease to be relieved from liability pursuant to Clause 11.3 upon that Affected Party not complying with, or ceasing to comply with, Clause 11.7 or 11.9.

--------------------------------------------------------------------------------
12.       DISPUTE RESOLUTION
--------------------------------------------------------------------------------

12.1      OBLIGATION TO SEEK RESOLUTION

(a) If a Party claims a difference or dispute has arisen in connection with this Agreement that Party must give notice to the other Party identifying such difference or dispute, giving reasonable details of its claim and designating its representative in negotiations, being a senior officer of the Party with authority to settle the matter. The other Party must within three Working Days give notice designating its representative in negotiations with similar authority.

(b) Within five Working Days of the notice of a difference or dispute, the senior officers of each Party must meet to seek to resolve the matter.

(c) If the difference or dispute is not resolved by the senior officers within a period of 10 Working Days of their first meeting or 15 Working Days of receipt of the first-mentioned notice under Clause 12.1(a), either Party may then commence arbitration in accordance with Clause 12.2.

12.2      GENERAL REQUIREMENT

Subject to Clause 12.1, any dispute or difference between the Parties arising out of or in connection with:

(1)       this Agreement and the subject matter of this Agreement;

(2)       the construction of this Agreement;

(3) the rights, obligations, duties or liabilities of any Party under this Agreement,

must, in default of agreement between the Parties and in the absence of any provision in this Agreement to the contrary, be referred to a single arbitration by Gascor (one party to the arbitration) and the Agent (the other party to the arbitration) in accordance with Clauses 11.2 to 11.17 of the Master Agreement which shall apply to this Agreement subject to all necessary modifications in drafting.

--------------------------------------------------------------------------------
13.       EXPERT
--------------------------------------------------------------------------------

13.1      APPLICATION OF THIS CLAUSE

Wherever in this Agreement any person is to be appointed as an expert ("EXPERT") or any matter is to be referred to an Expert, and whenever the Parties agree that a point of difference between them is to be resolved by an Expert, this Clause 13 will apply and there will be a single proceeding before the Expert for the purposes of this Agreement. Gascor and the Agent will be bound by a determination of an Expert in accordance with this Agreement, save in the event of fraud or manifest error.

13.2      APPOINTMENT

The procedure for the appointment of an Expert is as follows:

(a) The Party wishing the appointment to be made must give notice to that effect to the other Party, giving details of the matter which is proposed to be resolved by the Expert and designating its representative in negotiations, being a senior officer of the Party with authority to settle the matter. The other Party must within 5 Working Days give notice designating its representative in negotiations, with similar authority.

(b) Within 15 Working Days of the notice proposing the appointment of an Expert, the designated representatives of the Parties must meet to seek to resolve the matter.

(c) If the matter to be referred to the Expert is not resolved by the representatives within a period of 10 Working Days of their first meeting or 25 Working Days from the date of the notice first referred to in Clause 13.2(a), the Parties must meet to agree upon a single Expert to whom the matter in dispute will be referred for determination.

(d) If, within 20 Working Days of the first date on which the Parties were required to meet pursuant to Clause 13.2(c), the Parties fail to agree upon the appointment of a single Expert, any Party to the determination may request the President of the Institute of Chartered Accountants in Australia to appoint an Expert. In order for the request to be valid, the Party giving the request must, at the same time as the request is made, give a copy of the request to the other Party. Provided each Party is consulted prior to any appointment of an Expert, that appointment will be final and binding on the Parties.

13.3      QUALIFICATION

A person may not be appointed, or remain, an Expert if at the time of the appointment or at any time before that person gives his or her determination under such appointment, has, has had or may have some interest or duty (either as an employee or adviser or otherwise) which conflicts or may conflict with his or her function under such appointment.

13.4      POWERS AND DUTIES

(a) The Parties may make submissions to the Expert in relation to any matter before the Expert for determination. The Expert must, promptly after his or her appointment, fix a reasonable time and place (being Melbourne unless the Parties agree otherwise) for receiving submissions or information from the Parties or from any other persons that he or she may think fit. The Expert may make such further enquiries and require such other evidence as the Expert may consider necessary for determining the matter before him or her and must, in accordance with this Agreement, determine the matter with all due diligence and speed.

(b) The Expert will be deemed not to be an arbitrator, but shall render his or her decision as an expert and his or her decision will be final and binding on the Parties in the absence of fraud or manifest error. The Commercial Arbitration Act 1984 and the law relating to arbitrators will not apply to the Expert or his or her determination or the procedure by which the Expert reaches his or her determination.

(c) Each Party to the determination will bear the costs and expenses of all counsel, witnesses and employees retained by it, but, except where otherwise specifically provided in this Agreement, the cost and expenses of the Expert will be apportioned between the Parties in such proportions as the Expert, in the circumstances, considers proper.

13.5      CONFIDENTIALITY

(a) The matter for determination, all submissions, documents and the Expert's determination must be kept confidential by the Parties to the determination during the term of this Agreement and for five years after the termination of this Agreement and shall not be disclosed except as may be permitted under Clause 18. Nothing in this Clause 13.5(a) applies to or in relation to or restricts in any way:

          (1)       disclosure of information to the Expert; or

          (2) disclosure of the matter for determination or the determination in the course of legal proceedings or in the course of any other judicial, arbitral or administrative proceedings (including proceedings before an arbitrator) between the Parties.

(b) It will be a term of the Expert's appointment that the Expert be required to undertake to keep confidential matters coming to his or her knowledge by reason of his or her appointment and carrying it out, for a period ending no earlier than the date which is five years after the termination of the Master Agreement.

13.6      REMOVAL OF EXPERT

If an Expert appointed under this Clause 13 has not arrived at a determination within three Months of the date of his or her appointment, any Party to the determination may, upon giving notice to the other, terminate such appointment and a new Expert must be appointed and the matter in dispute must be resubmitted for determination in accordance with this Clause 13.

13.7      REFERRAL TO EXPERT DOES NOT AFFECT OBLIGATIONS

The referral of a dispute or difference to an Expert pursuant to this Clause 13 will not affect the obligations of the Parties to supply or take Gas in accordance with the terms and conditions of this Agreement.

13.8      COMMUNICATIONS TO BE COPIED TO OTHER PARTY

Any communication by one Party with the Expert (whether pursuant to Clause 13.4 or otherwise) must be copied, at the same time, to the other Party.

--------------------------------------------------------------------------------
14.       AGENT'S DEFAULT
--------------------------------------------------------------------------------

14.1      DEFAULT NOTICE

If a Default by the Agent occurs, Gascor may give the Agent a notice ("AGENT DEFAULT NOTICE") specifying the Default that has occurred.

14.2      CURE PERIOD

Upon receipt of an Agent Default Notice, the Agent will have:

(a) in the case of a Financial Default, [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] Working Days to cure that Default;

(b) in the case of a Non-financial Default which Gascor reasonably considers may be cured, that period which Gascor and the Agent agree in good faith is a reasonable period in which to cure the Default or, if they are unable to agree a period, [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] days, provided that the cure period will end at the time the Agent ceases to be diligently pursuing a cure of the Default;

(c) in the case of a Non-financial Default which Gascor reasonably considers cannot be cured, no period in which to cure the Default; or

(d) in the case of a Minimum Quantity Default, a Retail Licence Default or a Solvency Default, no period in which to cure the Default.

14.3      REMEDIES FOR DEFAULT

If a Default by the Agent has occurred and is not cured within the cure period (if any) described in Clause 14.2, Gascor may (without prejudice to any of its other rights in this Agreement) exercise any or any combination of the following remedies as appropriate:

(a) if the Default is a Material Financial Default, subject to giving [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] Working Days' notice in writing to the Agent stating its intention to do so if the Default is not cured (and the Default is not cured within that notice period):

          (1) terminate the agreement between Gascor and the Agent recorded by this Agreement, the Agent's Sub-sales Agreement and the Master Agreement; or

          (2) suspend any obligations which it owes to the Agent under the agreement between Gascor and the Agent recorded by this Agreement, the Agent's Sub-sales Agreement and the Master Agreement until the Default is cured;

(b) if the Default is a Minimum Quantity Default, a Retail Licence Default or a Solvency Default, subject to giving notice in writing to the Agent stating its intention to do so:

          (1) terminate the agreement between Gascor and the Agent recorded by this Agreement, the Agent's Sub-sales Agreement and the Master Agreement; or

          (2) suspend any obligations which it owes to the Agent under the agreement between Gascor and the Agent recorded by this Agreement, the Agent's Sub-sales Agreement and the Master Agreement until the Default is cured;

(c) if the Default is a Non-financial Default which has a Material Adverse Effect, subject to giving [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] Working Days' notice in writing to the Agent stating its intention to do so if the Default is not cured (and the Default is not cured within that notice period):

          (1) terminate the agreement between Gascor and the Agent recorded by this Agreement, the Agent's Sub-sales Agreement and the Master Agreement; or

          (2) suspend any obligations which it owes to the Agent under the agreement between Gascor and the Agent recorded by this Agreement, the Agent's Sub-sales Agreement and the Master Agreement until the Default is cured;

(d)       subject to Clause 14.5, sue the Agent for damages for that Default; or

(e) exercise all other available legal and equitable remedies (other than in respect of damages), including, without limitation, suing for specific performance, injunctive relief or such other orders as it deems appropriate.

14.4      INDEMNITY REGARDING SELLERS

The Agent agrees to indemnify Gascor and keep Gascor indemnified from and against any and all liability, loss, damage, cost or expense which Gascor may suffer or incur as a result of or in connection with any action or claim which any Seller may bring against Gascor as a result of a failure by Gascor to observe or perform any obligation under the Principal Contract if and to the extent that such failure arose directly or indirectly as a result of or in connection with a Default by the Agent.

14.5      DAMAGES AND CONSEQUENTIAL LOSS

Subject to Clauses 3.2(m)(3) and 14.4, if any Default by the Agent gives Gascor a right to damages, such damages will be limited to damages for direct and foreseeable loss attributable to such Default and the Agent will not be liable to Gascor for any loss of profit or anticipated profit, business interruption, indirect loss, consequential loss or loss of use suffered by Gascor.

--------------------------------------------------------------------------------
15.       GASCOR'S DEFAULT
--------------------------------------------------------------------------------

15.1      DEFAULT NOTICE

If a Default by Gascor occurs, the Agent may given Gascor a notice ("GASCOR DEFAULT NOTICE") specifying the Default that has occurred.

15.2      CURE PERIOD

Upon receipt of a Gascor Default Notice, Gascor will have:

(a) in the case of a Financial Default, [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] Working Days to cure that Default;

(b) in the case of a Non-financial Default, that period which Gascor and the Agent agree in good faith is a reasonable period in which to cure the Default or, if they are unable to agree a period, [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] days, provided that the cure period will end at the time Gascor ceases to be diligently pursuing a cure of the Default; or

(c) in the case of a Solvency Default, where the Agent reasonably consider that the Default may be cured, [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] Working Days to cure the Default.

15.3      REMEDIES FOR DEFAULT

Subject to Clause 13.6 of the Master Agreement, if a Default by Gascor has occurred and is not cured within the cure period described in Clause 15.2, the Agent may (without prejudice to any other of its other rights in this Agreement) exercise any or any combination of the following remedies as appropriate:

(a)       subject to Clause 15.5, sue Gascor for damages for that Default; or

(b) subject to Clause 15.4, exercise all other available legal and equitable remedies (other than in respect of damages or the right to terminate this Agreement), including without limitation suing for specific performance, injunctive relief or such other orders as it deems appropriate.

15.4      NO RIGHT TO TERMINATE

Notwithstanding any right of law or equity to the contrary, the Agent is not in any circumstances entitled to terminate this Agreement as a result of a Default by Gascor or for any other reason.

15.5      DAMAGES AND CONSEQUENTIAL LOSS

If any Default by Gascor (other than a Default which was directly or indirectly caused by or arose as a result of a Seller's Default in which case Clause 13.6(a) of the Master Agreement applies) gives the Agent a right to damages, such damages will be limited to damages for direct and foreseeable loss attributable to such Default and Gascor will not be liable to the Agent for any loss of profit or anticipated profit, business interruption, indirect loss, consequential loss or loss of use suffered by the Agent or any other person, except to the extent that Gascor has obtained compensation from the Sellers or insurance proceeds (both as contemplated by Clause 13.6 of the Master Agreement) and the Agent is entitled to such compensation or proceeds in accordance with Clause 13.6 of the Master Agreement.

15.6      AGENT TO MITIGATE LOSS

The Agent must use reasonable endeavours to mitigate its losses as a result of a Default by Gascor, provided that the Agent is not required to take any action or incur any liability in excess of its rights to compensation or damages under this Agreement.

--------------------------------------------------------------------------------
16.       TAX
--------------------------------------------------------------------------------

16.1      TAX PASS-ON

Subject to Clause 16.3, the amount of the Commission under this Agreement will be:

(a) decreased to take into account the full amount of any new Tax (other than any Excluded Tax) imposed on each Seller or Gascor after the date of this Agreement to the extent that such Tax:

          (1) relates to the production and processing of Natural Gas for Gascor or the supply of Contract Gas to Gascor under the Principal Contract or the supply of Contract Gas to the Agent under this Agreement; and

          (2) is attributable to the quantity of Contract Gas supplied to the Agent under this Agreement.

(b) decreased by the full amount of any increase in any Tax (other than any Excluded Tax) imposed on Gascor to the extent that such increase in any Tax relates to any change in the rate or basis of calculation of such Tax from that existing as at the date of this Agreement and to the extent that such Tax:

          (1) relates to the production and processing of Natural Gas for Gascor or the supply of Contract Gas to Gascor under the Principal Contract; and

          (2) is attributable to the quantity of Contract Gas supplied to the Agent under this Agreement;

(c) increased by the full amount of any Tax (other than any Excluded Tax) imposed on Gascor at the date of this Agreement ceasing to be imposed on Gascor to the extent that such Tax:

          (1) relates to the production and processing of Natural Gas for Gascor or the supply of Contract Gas to Gascor under the Principal Contract; and

          (2) is attributable to the quantity of Contract Gas supplied to the Agent under this Agreement.

(d) increased by the full amount of any decrease in any Tax (other than any Excluded Tax) imposed on Gascor to the extent that such decrease in any Tax relates to any change in the rate or basis of calculation of such Tax from that existing as at the date of this Agreement and to the extent that such Tax:

          (1) relates to the production and processing of Natural Gas for Gascor or the supply of Contract Gas to Gascor under the Principal Contract; and

          (2) is attributable to the quantity of Contract Gas supplied to the Agent under this Agreement.

16.2      TIMING AND METHOD OF ADJUSTMENT

(a) Any increase or decrease referred to in Clause 16.1 will be effective upon the imposition or cessation of the relevant Tax or the change to the rate or basis of calculation of the Tax.

(b) If there is a new Tax or change in relation to a Tax of the type contemplated in Clause 16.1, Gascor must provide the Agent with details of the new Tax or change and the increase or decrease in the payment for Gas and information about the method and distribution of that Tax.

16.3      PRICE REDETERMINATION

(a) At any time following a revised C Market Price agreed or determined pursuant to Clause 10 of the Principal Contract taking effect, the references in Clause 16.1 to "the date of this Agreement" will be deemed to be to "the date upon which the current C Market Price was agreed or determined pursuant to Clause 10 of the Principal Contract".

(b)       Any subsisting adjustment to the payment for Gas pursuant to Clause
          16.1 will cease to have any effect from the date upon which the revised C Market Price agreed or determined pursuant to Clause 10 of the Principal Contract following a notice pursuant to Clause 10.1(a)(i) or (ii) of the Principal Contract takes effect, but without prejudice to any adjustment arising pursuant to Clause 16.3(a) from the time the revised C Market Price takes effect.

16.4      CONTRACT PRICE

Notwithstanding any other provision of this Clause 16, if the payment for Gas under the Principal Contract is revised or adjusted as a result of the application of Clause 24 of the Principal Contract, the Contract Price shall be revised or adjusted by an equivalent amount.

16.5      ADJUSTMENT FOR GST

Any amounts required to be paid between the Parties under this Agreement are increased by the full amount of any GST payable by the payee to the extent that such GST relates to the supply of goods, services, real property or other things to which the amount required to be paid relates or the receipt of the amount by the payee.

--------------------------------------------------------------------------------
17.       ASSIGNMENT
--------------------------------------------------------------------------------

17.1      INTERPRETATION

In this Clause "ASSIGN" includes transfer or otherwise dispose of any legal or equitable interest, either in whole or in part, whether by sale, lease, declaration or creation of a trust or otherwise.

17.2      GENERAL REQUIREMENTS

A Party may not assign any rights under this Agreement except as permitted by Clause 14 of the Master Agreement.

--------------------------------------------------------------------------------
18.       CONFIDENTIALITY
--------------------------------------------------------------------------------

18.1      GENERAL OBLIGATION

Subject to Clauses 18.2, 18.3, 18.4 and 18.5, this Agreement, all information with respect to this Agreement and all operations under this Agreement must be kept confidential by the Parties from the date of this Agreement until the date which is 5 years after the termination of the Master Agreement and must not be disclosed to any person, other than persons that are dealing with this Agreement, or matters arising from or related to this Agreement, in the service or employment of or retained by the Party receiving or holding the same or persons to whom that Party is compelled by law to disclose the same, unless the agreement of the other Party is first obtained (such agreement not to be unreasonably withheld). A Party who discloses information under this Clause 18.1 to a person in the service or employment of that Party or retained by that Party must use all reasonable endeavours to ensure that the person does not disclose the information except in the circumstances permitted by this Clause 18.

18.2      EXCEPTIONS

The information referred to in Clause 18.1 may be disclosed by a Party ("DISCLOSING PARTY"):

(a)       to any related body corporate (within the meaning of the Corporations
          Law) of that Party, subject to the related body corporate first agreeing with the Disclosing Party to be bound by confidentiality provisions no less onerous than those contained in this Clause 18, and the Disclosing Party will be liable to the other Party for any breach of such confidentiality provisions by its related body corporate;

(b) to any lending or financial institution which has made, or is considering making, financial accommodation available to or is otherwise engaged by the Disclosing Party or a related body corporate of the Disclosing Party, subject to such institution first undertaking for the benefit of the other Party to be bound by confidentiality provisions substantially the same as those contained in this Clause 18 (except that information may be disclosed to the persons in the service or employment of or retained by the lending or financial institution who are dealing with the financial accommodation or possible financial accommodation);

(c) to any party with whom a Disclosing Party is in bona fide negotiations to assign the whole of its interest in this Agreement, subject to such party first agreeing with the Disclosing Party (which will be deemed to hold the benefit of that agreement for the other Party) to be bound by confidentiality provisions substantially the same as those contained in this Clause 18;

(d)       to the State or any statutory authority of the State;

(e) to the Commonwealth of Australia or any statutory authority of the Commonwealth of Australia, subject to the Disclosing Party first notifying the other Party and, to the maximum extent practicable, minimising the disclosure and informing the person to whom the disclosure is made of the commercial and confidential nature of the information disclosed;

(f) to any other party who a Disclosing Party wishes or the Parties wish to employ or retain as a consultant, adviser or potential witness ("CONSULTANT") in relation to any matter under this Agreement, subject to the Disclosing Party minimising the disclosure and informing the person to whom the disclosure is made of the commercial and confidential nature of the information disclosed and the consultant first agreeing with the Disclosing Party (which will be deemed to hold the benefit of that agreement for the other Party) to be bound by the confidentiality provisions substantially the same as those contained in this Clause 18;

(g) to the ACCC, ORG or any other government body which regulates the conduct of any business of the Disclosing Party subject to the Disclosing Party first notifying the other Party and, to the maximum extent practicable, minimising the disclosure and informing the person to whom disclosure is made of the commercial and confidential nature of the information disclosed;

(h) to any Performance Auditor or Allocation Auditor appointed in connection with or as contemplated by the Master Agreement, subject to the Performance Auditor or Allocation Auditor first agreeing with the Disclosing Party (which will be deemed to hold the benefit of that agreement for the other Party) to be bound by confidentiality provisions substantially the same as those contained in this Clause 18;

(i) where the Disclosing Party is Gascor, to any person or persons ("BIDDER") with whom the State or Gascor is in negotiations (which includes the calling of expressions of interest) to transfer all or any of the shares in a Retailer or a Transmission Company or all or a substantial part of the assets or undertaking of a Retailer or a Transmission Company or to any lending or financial institution which has made, or is considering making, financial accommodation available to or is otherwise engaged by the Bidder or any legal or financial adviser or consultant engaged by the Bidder;

(j)       to:

          (1) a firm of accountants appointed for any purpose under this Agreement;

          (2)       an auditor appointed for any purpose under this Agreement;
                    or

          (3) an Expert or a person whom a Party is considering as an Expert,

          subject to the Disclosing Party, to the maximum extent practicable, minimising the disclosure and informing the person to whom the disclosure is made of the commercial and confidential nature of the information disclosed;

(k) for the purposes of a prospectus or other offering document relating to the offering of shares in the Agent or any Related Company of the Agent as part of a proposed listing of the Agent or that Related Company on a stock exchange; or

(l)       to any Allocation Agent for the purposes of the MSO Rules.

18.3      TRANSPORT EXEMPTION

To the extent only that the information referred to in Clause 18.1 relates to the quantity, quality measurement and testing of Contract Gas to be delivered to the Agent under this Agreement, it may be disclosed by a Party to a Transmission Company or any other person who transports, or a person with whom the Agent is in bona fide negotiations in relation to the transportation of Contract Gas taken under this Agreement, subject to the person first agreeing with the Disclosing Party (which will be deemed to hold the benefit of that agreement for the other Party) to be bound by confidentiality provisions substantially the same as those contained in this Clause 18.

18.4      GENERAL EXCEPTIONS

This Clause 18 does not apply to information which is now, or after the date of this Agreement becomes, a part of the public domain through no fault of the Party wishing to disclose it or which corresponds in substance to information furnished by a third party without restriction on disclosure or which must be disclosed pursuant to a statutory obligation.

18.5      OTHER PERMITTED DISCLOSURES

Any Party required by law or the rules of an established stock exchange, or finding it desirable in submissions to an Expert or in the assertion of any claim or defence in a judicial, arbitral or administrative proceeding, to disclose information which is otherwise required to be maintained in confidence pursuant to this Clause 18 may make such disclosure, regardless of this Clause 18, provided that the disclosing party first notifies the other Party of such requirement or desirability and, to the maximum extent practicable, minimises the disclosure of any such information.

18.6      RESTRICTIONS SURVIVE TERMINATION

Notwithstanding Clauses 14 and 20 of this Agreement and Clauses 12, 17 and 18 of the Master Agreement, the Parties agree that the restrictions contained in this Clause 18 will survive the termination of this Agreement.

--------------------------------------------------------------------------------
19.       COMMUNICATIONS
--------------------------------------------------------------------------------

19.1      COMMUNICATIONS

All notices, notifications, nominations, consents, approvals, requests, requirements, reports, Statements, acknowledgments, invoices, Agent Default Notices, Gascor Default Notices and the like ("COMMUNICATIONS") between the Parties must be in legible writing (subject to Clause 19.5) and in the English language.

19.2      MANNER OF SERVICE

Subject to Clause 19.5, any Communication given in connection with this Agreement must be:

(a)       delivered by hand;

(b)       sent by prepaid post;

(c)       sent by facsimile; or

(d)       sent by such other electronic media as the Parties may agree.

19.3      SERVICE PARTICULARS

Subject to Clause 19.5, to be effective each Communication to a Party must be sent in accordance with the particulars of the Party set out below or such other particulars as may be notified from time to time by that Party.

The address, facsimile and telephone particulars of each Party as at the date of this Agreement are:

Gascor

Address:            Level 6, 45 William Street, Melbourne Vic 3000
Facsimile:          (03) 9629 2511
Telephone:          (03) 9932 7828
Attention:          Negotiations and Contracts Manager

Kinetik Energy Pty Ltd

Address:            Level 19, East Tower, 40 City Road, Southbank Vic 3006
Facsimile:          (03) 9299 2699
Telephone:          (03) 9299 2666
Attention:          General Manager

19.4      TIMING OF SERVICE

(a) Communications will be properly served or given and deemed received if.

          (1)       delivered by hand, on the date of delivery;

          (2)       sent by prepaid post, 4 days after posting;

          (3) sent by facsimile on production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient or, if transmission is not effected during a Working Day and the subject matter of the Communication is not required by (and sent to) the operating personnel of a Party, at the commencement of the next following Working Day.

(b) The Parties must endeavour to ensure that all date stamps appearing on facsimiles are in accordance with the time in Melbourne.

19.5      INSTANTANEOUS COMMUNICATIONS

(a) Subject to Clause 19.5(d), in the case of a Communication for the purposes of Clause 4.2(b) or 4.3 or for the purposes of submitting an amended nomination pursuant to Clause 4.5(b), the Agent must first endeavour to make the Communication by utilising the computer-based communication system approved by Gascor for the transmission of nominations for gas and other information.

(b) If the computer-based communication system referred to in Clause 19.5(a) is unavailable at any relevant time, the Agent must send the Communication by facsimile to Gascor and to the operating personnel of Gascor.

(c) If the Agent is unable to send a Communication by facsimile pursuant to Clause 19.5(b), the Agent must endeavour to make the Communication by telephoning operating personnel of Gascor.

(d) In the case of a Communication for the purposes of submitting an amended nomination under Clause 4.3(d) or making the initial notification under Clause 11.7, the Party making the Communication must first endeavour to do so by telephoning operating personnel of the other Party.

(e) As soon as practicable after endeavouring to telephone, or telephoning, operating personnel of the other Party pursuant to Clause 19.5(c) or (d), the Party making the Communication must also send the Communication by facsimile to the other Party and to the operating personnel of that other Party.

(f)       A Communication under Clause 19.5 will be made:

          (1) when the electronic transmission sent under Clause 19.5(a) is received by the recipient; or

          (2) when the facsimile described in Clause 19.5(b) or (e) is properly served or made pursuant to Clause 19.4.

(g) Each Party must notify the other Party of the telephone and facsimile numbers of its operating personnel from time to time for the purposes of Communications pursuant to this Clause 19.5.

(h) A reference in this Clause 19.5 to the operating personnel of Gascor includes any agent, contractor or other person appointed or nominated by Gascor as its operating personnel for the purposes of this Clause 19.5.

--------------------------------------------------------------------------------
20.       SEVERANCE
--------------------------------------------------------------------------------

20.1      GENERAL CASE

(a) If the whole or any part of a provision of this Agreement is or becomes void, unenforceable or illegal or otherwise contravenes any law or statute, it is severed from this Agreement and the remainder of this Agreement continues in full force and effect.

(b) If the severance referred to in Clause 20. 1 (a) would alter the basic nature of this Agreement (other than a Party's right to information), this Agreement will be deemed to have terminated on the date upon which the Parties first become aware of the provision being void, unenforceable or illegal or otherwise contravening any law or statute.

20.2      EXEMPTION EVENT

(a) If any Party becomes aware that the Exemption is likely to be repealed or amended or to cease to apply to any of the Sellers, the Agent, Gascor and this Agreement or to lapse within 3 months (the occurrence of each such event being an ("EXEMPTION EVENT"), that Party must notify the other Party. The Parties must meet within 5 Working Days of such notice to discuss the potential Exemption Event.

(b)       (1)       If following a meeting pursuant to Clause 20.2(a), a
                    Party reasonably considers that the Exemption Event may result in that Party being in contravention of Part IV of the Trade Practices Act 1974, the Party may so notify the other Party and the Parties must then jointly brief, as soon as reasonably practicable, a Senior Counsel or equivalent
                    (experienced in matters relating to the Trade Practices Act
                    1974) to advise on the likelihood of such a contravention.

          (2) If the Parties are unable to agree on counsel within 5 Working Days of a Party's notice under Clause 20.2(b)(1), any Party may request that the Chairman of the Victorian Bar Council nominate counsel and such nomination will be binding on the Parties.

20.3      NEW AGREEMENT

(a)       If either:

          (1)       this Agreement is terminated pursuant to Clause 20. 1 (b) or

          (2) the advice obtained from counsel pursuant to Clause 20.2(b) confirms the likelihood of a contravention of Part IV of the Trade Practices Act 1974 upon the occurrence of the Exemption Event, and the Exemption has not been replaced by another regulation, enactment or arrangement having the same effect as the Exemption, the Parties must meet as soon as possible thereafter and negotiate in good faith with the intent of agreeing the terms of a new agency agreement on terms and conditions (including without limitation price) similar to those in this Agreement taking into account the effect of those provisions that contravene or are likely in any Party's reasonable opinion to contravene the provisions of Part IV of the Trade Practices Act 1974.

(b) Negotiations commenced under Clause 20.3(a)(2) may cease upon it becoming apparent that:

          (1) the Exemption will not be repealed, amended, cease to apply or lapse;

          (2) the Exemption has been replaced by another regulation, enactment or arrangement having the same effect as the Exemption; or

          (3) the Exemption is not required in order to prevent a Party being in contravention of Part IV of the Trade Practices Act 1974.

(c)       If:

          (1) the Parties have not agreed the terms of a new agreement within 60 days after the occurrence of an Exemption Event;

          (2) the Exemption has not been replaced by another regulation, enactment or arrangement having the same effect as the Exemption; and

          (3) it has not become apparent that the Exemption is not required in order to prevent the Party seeking to utilise this Clause 20.3(c) being a contravention of Part IV of the Trade Practices Act 1974, a Party may by notice to the other Party terminate this Agreement with effect from the later of:

                    (A) the Exemption being repealed, amended, ceasing to apply to each of the Agent, Gascor and this Agreement or lapsing; and

                    (B)       the date of such notice.

--------------------------------------------------------------------------------
21.       GENERAL
--------------------------------------------------------------------------------

21.1      ENTIRE AGREEMENT

(a) Subject to the Transition Agreement, this Agreement, the Agent's Sub-sales Agreement and the Master Agreement constitute the entire contract between the Parties and supersedes all other agreements and understandings between the Parties with regard to the matters dealt with in this Agreement, the Agent's Sub-sales Agreement and the Master Agreement and no representations, terms, conditions or warranties not contained in this Agreement, the Agent's Sub-sales Agreement or the Master Agreement will be binding on the Parties.

(b) The Schedules form part of this Agreement and the Parties must perform their respective obligations as set out in the Schedules.

21.2      WAIVERS

A Party may not allege or purport to rely upon any waiver of any breach of or non-compliance with any warranty, term or condition of this Agreement unless that waiver is in writing and signed by the Party against which that waiver is claimed. A waiver of any breach or non-compliance will not be and will not be deemed to be a waiver of any other or subsequent breach or non-compliance.

21.3      VARIATIONS

A Party may not allege or purport to rely upon any modification, variation or amendment of this Agreement unless it is in writing and signed by each Party.

21.4      FURTHER ASSURANCE

From time to time at the request of a Party, the other Party must do and execute or cause to be done or executed all such acts, deeds and assurances reasonably necessary for ensuring full and proper compliance with or performance of the terms of this Agreement.

21.5      EXERCISE OF RIGHTS

A Party may exercise a right, power or remedy at its discretion, and separately or concurrently with another right, power or remedy. A single or partial exercise of a right, power or remedy by a Party does not prevent a further exercise of that or any other right, power or remedy. Failure by a Party to exercise a right, power or remedy in respect of any breach does not prevent the exercise of a right, power or remedy in respect of any subsequent breach.

21.6      COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which is an original instrument and all of which constitute one and the same instrument.

21.7      GOVERNING LAW AND JURISDICTION

This Agreement will be governed by and interpreted in accordance with the laws from time to time in force in the State. The Parties irrevocably and unconditionally submit to the non-exclusive jurisdiction of the Courts of the State and all Courts which are competent to hear appeals in that jurisdiction.

--------------------------------------------------------------------------------
22.       INTERPRETATION
--------------------------------------------------------------------------------

22.1      QUANTITIES OF GAS

In this Agreement, any reference to a quantity of gas is a reference to the energy content of gas and the related volume of gas necessary to supply that energy content.

22.2      INTERPRETATION

In this Agreement, unless the context otherwise requires:

(a) words (including words herein defined or given a special meaning) denoting the singular include the plural and vice versa; words of any gender include the corresponding words of the other genders; other parts of speech and grammatical forms of a word or phrase defined in this Agreement have a corresponding meaning; and references to persons include corporations and vice versa;

(b) a reference to a Clause, Recital, Schedule or Annexure is respectively a reference to the specified Clause, Recital, Schedule or Annexure of this Agreement and a reference in a Schedule to a paragraph is a reference to the specified paragraph in that Schedule or, if that Schedule has more than one Part, to the specified paragraph in the
          Part in which the reference occurs;

(c) all references to units of measurement in this Agreement are references to the units of measurement defined in or for the purposes of the National Measurement Act, 1960 (Commonwealth);

(d) all references to amounts of money in this Agreement are references to those amounts in the lawful currency of Australia;

(e) a reference to this Agreement includes the Recitals, Schedules and Annexure to this Agreement;

(f) the headings in this Agreement are inserted for convenience only and do not affect the construction of this Agreement;

(g) reference to any Act of the Parliament of the Commonwealth of Australia or any State of that Commonwealth or any regulations thereunder includes, subject to the context and not including the Exemption, any consolidations, amendments, re-enactments or replacements of any of them and, in the case of a reference to an Act, the regulations for the time being in force under it;

(h) all numerical information used and calculations made under this Agreement will be, as far as practicable, to an accuracy of 4 decimal places or such greater accuracy as may be necessary to ensure that financial calculations are correct to the nearest cent and all payments to be made under this Agreement will be rounded to the nearest dollar;

(i) this Agreement is not intended to, and does not, create any partnership, joint venture or other business entity between Gascor and the Agent;

(j) reference to any Party includes a reference to the Party and its successors and permitted substitutes (including persons taking by novation) and assigns;

(k) reference to a time and date in connection with the performance of an obligation or the exercise of a right by a Party is a reference to the time and date in Melbourne, Victoria;

(l) if a period of time is specified and dates from a given day or the day of an act or event, it is to be calculated exclusive of that day;

(m) if an event must occur on a stipulated day which is not a Working Day then the stipulated day will be taken to be the next Working Day;

(n) a reference to a quantity of Gas being "delivered" to or "taken" by a person means a quantity delivered to or taken by that person under this Agreement;

(o) the word person includes a firm, a body corporate, an unincorporated association or an authority; and

(p) a reference to this Agreement or another instrument (not including the Exemption) includes any variation of any of them.

22.3      MASTER AGREEMENT TO PREVAIL

To the extent that any provision of this Agreement is inconsistent with any provision of the Master Agreement, the provision of the Master Agreement will prevail.

                                   SCHEDULE 1

                                  THE SERVICES

The Agent is responsible for all retail functions relating to the sale and supply of Gas to Gascor Customers, including without limitation:

(1)       the purchasing of Third Party Gas in accordance with Clause 3.2(b);

(2) the transportation of Contract Gas made available by Gascor to the Agent at the Point of Delivery to Gascor Customers;

(3) the transportation of Third Party Gas from the point at which such gas is delivered to the Agent to Gascor Customers;

(4)       the marketing of Gas to Gascor Customers;

(5)       the invoicing of Gascor Customers;

(6)       the maintaining of accounts of Gascor Customers;

(7)       the reading of Meters;

(8)       the collection of debts; and

(9)       complying with the Unclaimed Monies Act 1962 in relation to Gascor
          Customers.

                                   SCHEDULE 2

                               ACCOUNTING POLICIES


The following accounting policies must be used for the purpose of preparing the Agency Records:

1.        SALES REVENUE

Sales revenue for a Month is:

(a) the aggregate amount, expressed in dollars, invoiced in that Month by the Agent to Gascor Customers in respect of Gas including Related Charges; plus

(b) the sales revenue accrual for unbilled Gas supplied to Gascor Customers in the Month determined as follows:

          (1) at the end of the Month, the accrual is the quantity of Gas supplied to Gascor Customers which has not been billed to those customers converted to revenue based on the prevailing Tariff Order or December 1997 Tariff Order;

          (2) the amount of the accrual must be reconcilable to the total quantity of Gas deemed to be made available to the Agent in the Month under this Agreement and purchased by the Agent from other persons, after making adjustments for the reversal of the closing accrual for the preceding Month, the billed revenue in the Month and unaccounted for gas;

          (3) the accrual must be calculated by applying both the fixed and variable charges contained within the prevailing tariff to the quantity of Gas referred to in paragraph (1)(b)(1); less

(c)       the closing accrual for the preceding Month.

2.        BAD AND DOUBTFUL DEBTS

(a) A specific provision must be made for the entire amounts of bad and doubtful debts that remain outstanding [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] days or more after the relevant invoice date.

(b) A reversal of the provision for bad and doubtful debts must be made to the extent that debts previously classified as bad or doubtful are subsequently collected.

(c) Gascor, in consultation with the Agent, will determine at least annually which debts that have previously been provided for will be written off and will advise the Agent when provisions in respect of such debts are to be removed from the bad debt provision.

                          SCHEDULE 3 - RETAINED PROFIT

                                     PART 1

                         CALCULATION OF RETAINED PROFIT

1. The amount of profit ("RETAINED PROFIT") which Gascor will retain in each Month during the Contract Term (being variable RPM in the formula contained in Clause 6.3) will be calculated as follows:

          [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

          Where:

          RPM       is the amount of the Retained Profit for a Month ("MONTHM");

          AM is the amount ("COMPONENT A") calculated in accordance with paragraph 2 of Part 1 of this Schedule for MonthM; and

          BM is the amount ("COMPONENT B") calculated in accordance with paragraphs 3 to 5 (inclusive) of Part 1 of this Schedule for MonthM;

          provided that if [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] is less than zero, RPM shall be deemed to be zero.

2.        Component A for MonthM is calculated as follows:

          [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

          Where:

          AM        is Component A for MonthM;

          AMB is the amount set out in column 2 of Part 2 of this Schedule against MonthM;

          CPINt-1 is the Consumer Price Index (All Groups - weighted average of eight capital cities), as first published by the Australian Bureau of Statistics for the Quarter ended 30 September in the calendar year immediately prior to the Contract Year in which MonthM falls or, if MonthM falls in the Contract Year ending on [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.], [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]; and

          CPIBN is the base Consumer Price Index (All Groups - weighted average of eight capital cities) being [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] (the Consumer Price Index (All Groups - weighted average of eight capital cities) for the Quarter ended [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.].

3. Prior to the end of each Contract Year (or, if the relevant CPI data is not available, as soon as reasonably practicable after the relevant CPI data becomes available) an estimate of Component B to apply for each Month in the following Contract Year will be made by Gascor by applying the following formula:

          [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

          Where:

          BM        is the estimated amount of Component B for MonthM;

          BMB is the amount set out in column 3 of Part 2 of this Schedule against MonthM;

          CPIEt is the estimated CPI for the Contract Year in which MonthM falls, being equal to CPIE (as defined in paragraph (a) of Schedule 4 to the Principal Contract) for that year; and

          CPIAB is the actual CPI for the [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] calendar year (being the arithmetic average, rounded to the third decimal place, of the CPI for each of the four Quarters of that calendar year), being equal to CPIA (as defined in paragraph (c) of Schedule 4 to the Principal Contract) for that year.

4. For the purposes of calculating the Retained Profit during each Contract Year (as itemised in the Monthly Claim Forms), Component B will be calculated on the basis of the estimated amount of Component B as determined in accordance with paragraph 3 of Part 1 of this Schedule

5. If the estimated amount of Component B for January in any Contract Year cannot be determined in accordance with paragraph 3 of Part 1 of this Schedule by the date on which the Agent must give a Statement for that month because of the unavailability of CPIEt, the Agent must, for the purpose of calculating the estimated amount of Component B for that month, use, in place of CPIEt, the estimated CPI for the previous Contract Year and make appropriate reconciliation in the next Monthly Claim Form.

6. Promptly after the CPI for each year becomes available (generally during the third week in January of the following year), the actual amount of Component B applicable for each Month in the Contract Year just ended will be calculated by Gascor in accordance with the following formula:

          [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

          Where:

          RB        is the actual amount of Component B for MonthM;

          BMB       is as defined in paragraph 3 of Part 1 of this Schedule;

          CPIAt is the actual CPI for that year, being equal to CPIA (as defined in paragraph (c) of Schedule 4 to the Principal Contract) for that year; and

          CPIAB     is as defined in paragraph 3 of Part 1 of this Schedule.

7. After calculating the actual amount of Component B for each Month in a Contract Year in accordance with paragraph 5 of Part 1 of this Schedule, Gascor must calculate the difference between the aggregate estimated amounts of Component B for each Month of that Contract Year and the aggregate actual amounts of Component B for each Month of that Contract Year ("RECONCILIATION AMOUNT").

8. The Reconciliation Amount determined in respect of a Contract Year in accordance with paragraph 6 of Part 1 of this Schedule will be taken into account in the next Annual Statement in accordance with Clause 6.8(e)(3)(B) of this Agreement.

                                     PART 2

                                  BASE AMOUNTS

---------------------------- ------------------------ --------------------------
        COLUMN 1                   COLUMN 2                    COLUMN 3
         MONTH                   COMPONENT A*                COMPONENT B*
                                 ($ MILLION)                 ($ MILLION)
---------------------------- ------------------------ --------------------------
1998
---------------------------- ------------------------ --------------------------
July
---------------------------- ------------------------ --------------------------
August
---------------------------- ------------------------ --------------------------
September
---------------------------- ------------------------ --------------------------
October
---------------------------- ------------------------ --------------------------
November
---------------------------- ------------------------ --------------------------
December
---------------------------- ------------------------ --------------------------
1999
---------------------------- ------------------------ --------------------------
January
---------------------------- ------------------------ --------------------------
February
---------------------------- ------------------------ --------------------------
March
---------------------------- ------------------------ --------------------------
April
---------------------------- ------------------------ --------------------------
May
---------------------------- ------------------------ --------------------------
June
---------------------------- ------------------------ --------------------------
July
---------------------------- ------------------------ --------------------------
August
---------------------------- ------------------------ --------------------------
September
---------------------------- ------------------------ --------------------------
October
---------------------------- ------------------------ --------------------------
November
---------------------------- ------------------------ --------------------------
December
---------------------------- ------------------------ --------------------------
2000
---------------------------- ------------------------ --------------------------
January
---------------------------- ------------------------ --------------------------
February
---------------------------- ------------------------ --------------------------
March
---------------------------- ------------------------ --------------------------
April
---------------------------- ------------------------ --------------------------
May
---------------------------- ------------------------ --------------------------

---------------------------- ------------------------ --------------------------
        COLUMN 1                   COLUMN 2                    COLUMN 3
         MONTH                   COMPONENT A*                COMPONENT B*
                                 ($ MILLION)                 ($ MILLION)
---------------------------- ------------------------ --------------------------
June
---------------------------- ------------------------ --------------------------
July
---------------------------- ------------------------ --------------------------
August
---------------------------- ------------------------ --------------------------
September
---------------------------- ------------------------ --------------------------
October
---------------------------- ------------------------ --------------------------
November
---------------------------- ------------------------ --------------------------
December
---------------------------- ------------------------ --------------------------
2001
---------------------------- ------------------------ --------------------------
January
---------------------------- ------------------------ --------------------------
February
---------------------------- ------------------------ --------------------------
March
---------------------------- ------------------------ --------------------------
April
---------------------------- ------------------------ --------------------------
May
---------------------------- ------------------------ --------------------------
June
---------------------------- ------------------------ --------------------------
July
---------------------------- ------------------------ --------------------------
August
---------------------------- ------------------------ --------------------------
September
---------------------------- ------------------------ --------------------------
October
---------------------------- ------------------------ --------------------------
November
---------------------------- ------------------------ --------------------------
December
---------------------------- ------------------------ --------------------------

*[THESE COLUMNS CONTAIN CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                                     PART 3

                          VARIATION OF RETAINED PROFIT

1. The Parties acknowledge that the method of calculating the Retained Profit as set out in Part 1 of this Schedule assumes that the Contestability Dates will be as follows:

          CONTESTABILITY DATE                   CUSTOMER LOAD (GIGAJOULES)

          1 October 1999                        more than 500,000
          1 March 2000                          100,000 to 499,999
          1 September 2000                      5,000 to 99,999
          1 September 2001                      All remaining customers


2.        If:

          (d)       there is any change in any Contestability Date; or

          (e) any increase in the reference tariffs of Transmission Pipelines Australia Pty Ltd (ACN 079 089 268) or Transmission Pipelines Australia (Assets) Pty Ltd (ACN 079 136 413) (together, or separately, "TPA"), as set out in the access arrangements of TPA relating to the principal transmission system approved by the ACCC under the Code on 18 December 1998, made in recognition of the capital costs incurred by TPA in constructing or commissioning the existing transmission pipeline between Barnawartha in Victoria and Culcairn in New South Wales or the construction, installation or commissioning of the proposed new compressor at Springhurst,

          (each a "VARIATION EVENT")

          then the Base Amounts will be varied to take account of the Variation Event in accordance with paragraphs 3 to 9 (inclusive).

3. If Gascor considers that a Variation Event is likely to occur, or a Variation Event has occurred, Gascor must appoint KPMG of 161 Collins Street, Melbourne Vic 3000 or, if KPMG are unable to accept the appointment, such member of The Institute of Chartered Accountants in Australia or the Australian Society of Certified Practising Accountants as the Parties may agree (such agreement not to be unreasonably withheld or delayed) ("REVIEWING ACCOUNTANT") to determine the variations required to be made to the Base Amounts as a result of the Variation Event.

4. For the purposes of determining the variations required to be made to the Base Amounts, the Reviewing Accountant must use the ["Gascor Retained Profit"] model developed and used by KPMG for the purposes of determining the Base Amounts and must use the same assumptions and inputs as were used for the purposes of determining the Base Amounts, save to the extent that, in the Reviewing Accountants' reasonable opinion, the assumptions and inputs have or need to be changed to take account of the Variation Event.

5. It must be a term of the appointment of the Reviewing Accountant that the Reviewing Accountant must not disclose to the Agent any information relating to the determination or variation of another Retailer's Base Amounts (as defined in that Retailer's Agency Agreement).

6. The Reviewing Accountant will be deemed not to be an arbitrator, but shall give its decision as an expert and its decision shall be final and binding on the Parties in the absence of fraud or manifest error.

7. The costs and expenses of the Reviewing Accountant must be borne by Gascor.

8. Any variation of the Base Amounts as determined in accordance with paragraphs 2 to 4 (inclusive), will take effect from the date on which the Variation Event occurred, whether or not the variation is determined by the Reviewing Accountant before or after that date, and, for the avoidance of doubt, the Reviewing Accountant may vary the Base Amounts with retrospective effect (in which case the Reviewing Accountant must specify, and the Parties must give effect to, any necessary reconciliation).

9. For the purposes of this Part 4, a variation of the Base Amounts may include a reduction or increase in the length of the period in respect of which Base Amounts (as varied) are calculated commensurate with the Contract Term.

                                     PART 4

      VARIATION OF THE RETAINED PROFIT IN THE EVENT OF A FAILURE OF SUPPLY

1.        For the purposes of this Part 4:

          "FAILURE OF SUPPLY" means a total failure by the Sellers to supply any Gas at the Point of Delivery for a period of at least [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] consecutive hours.

2. If, in any Month during the Contract Term (other than a Month ending on or prior to [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]), there is a Failure of Supply (whether that Failure of Supply commences before or during that Month), the Retained Profit for that Month ("MONTHM") shall be adjusted as follows:

          [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

          ARP       is the amount of the Retained Profit for MonthM as adjusted;

          RPM is the amount of the Retained Profit for MonthM as calculated in accordance with Part 1 of this Schedule;

          HM is the [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] in MonthM; and

          HF is the [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] in MonthM during which the Sellers totally failed to supply any Gas at the Point of Delivery.

                                   SCHEDULE 4

                               DEED OF ASSIGNMENT

DATE:

PARTIES:

BETWEEN:

GASCOR, being the body corporate of that name established under the Gas Industry Act 1994 having its principal office at sixth floor, 45 William Street, Melbourne, Victoria ("GASCOR")

AND

KINETIK ENERGY PTY LTD ACN 079 089 188 of Level 19, East Tower, 40 City Road, Southbank, Victoria, 3006 ("AGENT")

A. Gascor and the Agent entered into an Agency Agreement on [ ] 1998 ("AGENCY AGREEMENT") in which Gascor appointed the Agent as its agent to supply and sell gas to Gascor Customers.

B. Gascor is obliged under Clause 3.3(c)(2) of the Agency Agreement to assign to the Agent, with effect from each Contestability Date, all Gascor's rights, title and interest in and to any Sales Contract with a Customer who ceases to be a Gascor Customer on that Contestability Date, save for certain Receivables.

C. The Obligor ceased, or will cease, on the Effective Date to be a Gascor Customer and consequently Gascor wishes to make this assignment in favour of the Agent.

OPERATIVE PROVISIONS:

1.        In this Deed:

          "CONTRACT[S]" means [insert description of the Sales Contract(s) being assigned].

          "CONTRACTUAL RIGHTS" means all rights of Gascor (present or future, actual or contingent) against the Obligor under or in relation to the Contract[s].

          "EFFECTIVE DATE" means [insert the relevant Contestability Date].

          "OBLIGOR" means [insert name, address and ACN (if applicable) of the relevant Customer].

2. Terms defined in the Agency Agreement have the same meaning when used in this Deed.

3. With effect on and from the Effective Date but subject to Clause 4, Gascor absolutely assigns to the Agent all Gascor's rights, title and interest in and to the Contract[s] and the Contractual Rights. The Agent accepts this assignment.

4. The assignment in Clause 3 does not include Gascor's rights, title and interest in and to any Receivables owed by the Obligor as at the Effective Date.

5. The Agent assumes, and undertakes to perform, all Gascor's liabilities and obligations under or in relation to the Contractual Rights and the Contract[s].

6. Following execution of this Deed by Gascor and the Agent, Gascor must execute and send to the Obligor a notice of assignment directing the Obligor to pay all amounts which fall due under the Contract[s] to, and otherwise to perform the Contract[s] in favour of, the Agent.

7.        This Deed is governed by the laws of the State of Victoria.


EXECUTED by the parties as a deed

THE OFFICIAL SEAL of GASCOR is affixed to this document by the Administrator in the presence of:


------------------------------------     ---------------------------------------
Witness                                        Administrator


------------------------------------     ---------------------------------------
Name (please print)                            Name (please print)

THE COMMON SEAL of
KINETIK ENERGY PTY LTD
ACN 079 089 188 is affixed to this
document


------------------------------------     ---------------------------------------
Director/Secretary                             Director


------------------------------------     ---------------------------------------
Name (please print)                            Name (please print)

                                   SCHEDULE 5

                                 DEED OF RELEASE

DATE:

PARTIES:

BETWEEN:

[insert name of Customer] [insert ACN/ARBN] of [insert address] ("CUSTOMER")

AND

GASCOR, being the body corporate of that name established under the Gas Industry Act 1994 having its principal office at sixth floor, 45 William Street, Melbourne, Victoria ("GASCOR")

AND

KINETIK ENERGY PTY LTD ACN 079 089 188 of Level 19, East Tower, 40 City Road, Southbank, Victoria, 3006 ("RETAILER")

A.        By an agreement ("CONTRACT") dated [    ] entered into by [Gascor]
          [the Retailer as agent for an on behalf of Gascor] and the Customer, Gascor agreed to supply gas and related services to the Customer.

B.        On [      ] ("EFFECTIVE DATE") Gascor assigned to the Retailer all its rights, title and interest in and to the Contract [, save for any payments which the Customer may owe now or in the future in respect of gas supplied prior to the Effective Date].

C. The Customer agrees to release Gascor from all obligations and liabilities under the Contract with effect from the Effective Date on the terms of this Deed.

OPERATIVE PROVISIONS:

1. The Retailer will, at all times after the Effective Date, comply with Gascor's obligations under the Contract.

2. The Customer will, at all times after the Effective Date, comply with the Customer's obligations under the Contract.

3. In consideration of the covenant of the Retailer contained in Clause 1 of this Deed, the Customer hereby releases and forever discharges Gascor from all obligations, liabilities, claims and demands arising out of, or in respect, of the Contract.

4.        This Deed is governed by the laws of the State of Victoria.

EXECUTED by the parties as a deed


THE OFFICIAL SEAL of GASCOR is affixed to this document by the Administrator in the presence of:


------------------------------------     ---------------------------------------
Witness                                        Administrator


------------------------------------     ---------------------------------------
Name (please print)                            Name (please print)


THE COMMON SEAL
of [INSERT NAME OF CUSTOMER]
ACN [insert ACN/ARBN] is affixed to this document:


------------------------------------     ---------------------------------------
Director/Secretary                             Director


------------------------------------     ---------------------------------------
Name (please print)                            Name (please print)

THE COMMON SEAL
of KINETIK ENERGY PTY LTD
ACN 079 089 188 is affixed
to this document


------------------------------------     ---------------------------------------
Director/Secretary                             Director


------------------------------------     ---------------------------------------
Name (please print)                            Name (please print)

                                   SCHEDULE 6

                        ACCOUNTING AND AUDIT REQUIREMENTS

1.        FIRST INTERIM STATEMENT

The First Interim Statement must be:

(a)       in the form set out in Annexure A to this Agreement; or

(b) in such other form as Gascor may decide from time to time following consultation with the Agent.

2.        SECOND INTERIM STATEMENT

The Second Interim Statement must be:

(a)       in the form set out in Annexure B to this Agreement; or

(b) in such other form as Gascor may decide from time to time following consultation with the Agent.

3.        MONTHLY CLAIM FORM

(a)       The Monthly Claim Form must be:

          (1)       in the form set out in Annexure C to this Agreement; or

          (2) in such other form as Gascor may decide from time to time following consultation with the Agent.

(b)       Each Monthly Claim Form must be:

          (1) submitted both electronically and as a signed paper document; and

          (2) certified by the Agent's Chief Executive Officer of Chief Financial Officer or General Manager.

(c) Each Monthly Claim Form must be accompanied by sufficient supporting documentation to explain the agency transactions for M, including without limitation:

          (1)       copies of bank statements in relation to the Designated
                    Accounts;

          (2)       copies of the statements of total quantity of Contract Gas
                    (Qt) allocated to the Agent under Clause 7.1 of the Master Agreement as issued by Gascor in respect of M-1;

          (3) copies of the Agent's calculations of S, G, RPM, N, Z and X made in accordance with Clause 6.3; and

          (4) such additional information as Gascor may reasonably require for its own reporting purposes.

(d) In addition to the information required to be included in each Monthly Claim Form relating to the calculation of the Commission, each Monthly Claim Form must be accompanied by the following information in respect of M:

          (1) the amount of Sales Revenue in respect of M as determined in accordance with the Accounting Policies;

          (2) an analysis of the movement in bad and doubtful debt provision for M including recoveries, write offs and further provisions as determined in accordance with the Accounting Policies;

          (3)       a listing of bad debt recoveries against Refundable
                    Advances;

          (4) estimated cost of the quantity of Contract Gas supplied by the Agent to Gascor Customers in M, being the quantity which the Agent is required to determine in accordance with Clause
                    6.4 of this Agreement;

          (5) copies of monthly summary sheets in respect of the Agent's Customer and Refundable Advances debtors ledgers, showing month end balances;

          (6) reconciliations for each general ledger account required to be maintained by the Agent pursuant to paragraph 4(a) of this Schedule;

          (7) the summary trial balance for agency transactions ("AGENCY TRIAL BALANCE"), prepared by the Agent;

          (8) copies of monthly general ledger transaction reports in respect of the Agent's customer service obligation deposits ledgers, showing month end balances;

          (9) a summary general ledger transaction listing of repayments by the Agent to customers in respect of overpayments; and

          (10) all other information referred to in the checklist for supporting documentation attached to the Monthly Claim Form set out in Annexure C to this Agreement.

(e) All amounts stated in a Monthly Claim form must be rounded to the nearest cent, whereas all amounts stated in any supporting documentation may be rounded to the nearest multiple of $1,000.

4.        AGENCY RECORDS

(a) The Agent must keep full, accurate and separate records ("AGENCY RECORDS") in respect of all transactions with Gascor Customers and Gascor including but not limited to:

          (1) a general ledger detailing all ledger transactions relating to Gascor Customers including those accounts as may be prescribed from time to time by Gascor;

          (2)       a debtors sub-ledger;

          (3)       a ledger of Refundable Advances;

          (4)       a sub-ledger of advances from Australia Post;

          (5)       Designated Accounts ledger;

          (6) details of reimbursements receivable in respect of Community Services Costs;

          (7)       details of recoveries of bad debts;

          (8) details of bad debt provisions, write-offs and recoveries of bad debts against Refundable Advances;

          (9)       details of interest on Refundable Advances;

          (10)      details of unbilled gas sales accruals;

          (11) details of all quantities of Contract Gas supplied by the Agent to Gascor Customers and Contract Gas purchased; and

          (12) a summary sales ledger in respect of Gas supplied by the Agent to Gascor Customers and Related Charges.

(b) The Agent must maintain all Agency Records in accordance with applicable law, including without limitation the Corporations Law, the Accounting Policies and otherwise in accordance with generally accepted accounting practices and principles.

(c) The Agent must permit Gascor and its accountants and auditors and their respective representatives and employees, on reasonable notice and at all reasonable times during normal business hours, to inspect and, at Gascor's cost, take copies of:

          (1)       all Agency Records; and

          (2) all books and records of the Agent relating to transactions entered into by Gascor or the Agent on behalf of Gascor prior to the date of this Agreement.

(d) All Agency Records and all records relating to the calculation of the Commission must be preserved by the Agent for a period of 7 years from the date on which the Agency Records were created.

5.        AUDIT RIGHTS

(a) By no later than 31 January and 31 July each year during the Contract Term, the Agent must procure that, at the Agent's cost, its auditors or such other registered company auditor as Gascor may approve (such approval not to be unreasonably withheld or delayed) ("AGENT'S ACCOUNTANTS") prepare an audit report for Gascor and Gascor's Accountant's, on whether, in their opinion:

          (A) the Commission payable in respect of the preceding Financial Half Year has been properly calculated in accordance with this Agreement;

          (B) the Agency Trial Balance is presented fairly in accordance with the Account Policies, this Agreement and accounting standards (as defined in section 9 of the Corporations Law) and other mandatory reporting requirements; and

          (C) the Agent has kept the Agency Records to enable the Agency Trial Balance to be prepared and audited as required by this Agreement.

(b) The Parties must ensure that Gascor's Accountants and the Agent's Accountants confer and use their best endeavours to adopt a common audit methodology ("AUDIT METHODOLOGY") which the Agent's Accountants must apply in order to form an opinion on the matters pursuant to paragraph 5(a) of this Schedule.

(c) If Gascor's Accountants and the Agent's Accountants do not agree on the Audit Methodology, either Party may refer the matter to an Expert.

(d) The Agent must ensure that the Agent's Accountants use the Audit Methodology agreed pursuant to paragraph 5(b) of this Schedule or determined pursuant to paragraph 5(c) of this Schedule for the purpose of the preparation of reports pursuant to paragraph 5(a) of this Schedule.

(e) The Agent must ensure that the Agent's Accountants give Gascor or Gascor's Accountants access to and, at Gascor's cost, copies of all working papers relating to the preparation of its reports.

(f)       If the Agent's Accountants:

          (1) do not carry out the Audit Methodology to provide assurance on the above matter; or

          (2) do not carry out the Audit Methodology in a manner consistent with professional standards as determined by Gascor's Accountants, acting reasonably,

          Gascor's Accountants will complete the audit necessary to provide the appropriate level of assurance to Gascor. In these circumstances, the Agent will cooperate with Gascor's Accountants and will bear the cost of carrying out this audit.

6.        FORECAST AND BUDGET DATA

(a) By no later than the [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] day of each Month during the Contract Term, the Agent must, at its own cost, provide Gascor with a Monthly rolling forecast for the next three Months commencing with the Month following the Month in which the forecast is submitted, showing:

          (1) the aggregate amount of Money estimated to be received in relation to Receivables;

          (2) the total quantity of Contract Gas, expressed in GJ, estimated to be delivered by Gascor to the Agent under this Agreement;

          (3) the estimated Sales Revenue, expressed in dollars and associated GJ; and

          (4) the total quantity of Gas estimated to be nominated by the Agent under Clause 4.2(a)(2) of this Agreement and Clause 3.2(a)(2) of the Agent's Sub-sales Agreement.

(b) by no later than [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] in each year during the Contract Term, the Agent must, at its own cost, provide Gascor with a 12 month budget statement by month and by the year total for the next annual accounting period ending on [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE Commission.] in the following year ("FIRST YEAR"), and an annual budget statement for the subsequent year ending on [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] in the year after the First Year, each showing:

          (1) the aggregate amount of Money estimated to be received in relation to Receivables;

          (2) the total quantity of Contract Gas, expressed in GJ, estimated to be delivered by Gascor to the Agent under this Agreement;

          (3) the estimated Sales Revenue, expressed in dollars and associated GJ, and by separate agency customer categorisations in accordance with the Agent's normal business categorisation of Gascor Customers;

          (4) the total quantity of Gas estimated to be nominated by the Agent under Clause 4.2(a)(2) of this Agreement and Clause 3.2(a)(2) of the Agent's Sub-sales Agreement; and

          (5) agency balance sheet account values including, but no limited to, the following accounts:

                    (A)       agency gas sales debtors;

                    (B)       provision for agency bad debts; and

                    (C) such other sundry agency balance sheet accounts as the Agent maintains.

(c) Each Monthly rolling forecast or budget statement referred to in paragraphs 6(a) and 6(b) must be:

          (1) submitted by the Agent in both electronic form (either contained on a computer disk or transmitted by electronic mail) and documentary form; and

          (2) certified by the Agent's Chief Executive Officer or Chief Financial Officer or General Manager.

                                   SCHEDULE 7

                                   LITIGATION

1.        CUSTOMER AT THE SUIT OF THE AGENT

The following provisions shall apply as between Gascor and the Agent in the event that the Agent issues, or proposes to issue, legal proceedings against a Gascor Customer ("Proceedings") in connection with the sale of Contract Gas to that Customer:

(a) The Agent is authorised by Gascor to conduct the Proceedings as agent of Gascor and to do all things which the Agent considers necessary or desirable in order to bring the Proceedings as agent of Gascor.

(b) The Agent shall have conduct of the Proceedings, including the right to appoint legal advisers, the right to settle or compromise the Proceedings or to bring appeal proceedings.

(c) The Agent must provide Gascor with all such information as Gascor may reasonably request relating to Proceedings in which the amount claimed exceeds the monetary limit from time to time for civil claims brought in the County Court of Victoria, including all pleadings, legal opinions and copies of correspondent subject to Gascor paying the Agent's reasonable out of pocket expenses and provided the provision of information will not prejudice the conduct of the Proceedings).

(d) The Agent indemnifies Gascor against any claim action, damage, loss, liability, cost, charge or expense which Gascor may suffer or incur as a result of, or in connection with, the Proceedings or any judgment or order made in connection with them. The Agent must provide Gascor with such security as Gascor may reasonably require in support of this indemnity.

2.        GASCOR AT THE SUIT OF A CUSTOMER

The following provisions shall apply as between the Agent and Gascor in the event that a Gascor Customer issues, or threatens to issue, legal proceedings against Gascor ("CLAIM") as the principal of the Agent in connection with the sale or supply of Contract Gas to that Gascor Customer:

(a) The Agent must promptly notify Gascor if the Agent is served with any legal process initiated by or on behalf of a Gascor Customer in which Gascor is named.

(b) The Agent shall have the conduct of defending the Claim and issuing any counterclaim.

(c) The Agent is authorised to do all things and to take all action as agent of Gascor to defend the Claim (including bringing any counterclaim) and to appoint legal advisers and to settle or compromise the Claim (and any counterclaim) and to issue any appeal proceedings.

(d) If the Agent does not assume the conduct of the defence of the Claim, Gascor may assume the defence (and any counterclaim) at the cost of the Agent. If Gascor assumes the defence (and any counterclaim), the Agent must provide Gascor with all such information and assistance as Gascor may reasonably request relating to the Claim, the defence and any counterclaim including all correspondence and other relevant material.

(e) The Agent indemnifies Gascor against any claim, action, damage, loss, liability, cost or expense which Gascor may suffer or incur as a result of, or in connection with, the Claim (and any counterclaim) or any judgment or order made in connection with it. The Agent must provide Gascor with such security as Gascor may reasonably require in support of this indemnity.

(f) Subject to paragraph 2(d), the Agent must provide Gascor with all such information as Gascor may reasonably request relating to the Claim (and any counterclaim) if the amount claimed or counterclaimed exceeds the monetary limit from time to time for civil claims brought in the County Court of Victoria, including all pleadings, legal opinions and copies of correspondence (subject to Gascor paying the reasonable out of pocket expenses of the Agent and provided the provision of information will not prejudice the defence of the Claim (or the bringing of any counterclaim)).

                                   SCHEDULE 8

                             MAXIMUM ANNUAL QUANTITY

                   COLUMN 1                                       COLUMN 2*
                 CONTRACT YEAR                                       MAQ
                                                                     (PJ)

                     1998
                     1999
                     2000
                     2001
                     2002
                     2003
                     2004
                     2005
                     2006
                     2007
                     2008
                     2009

*[THIS COLUMN CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                                   SCHEDULE 9

                                 RELATED CHARGES

------------------------------------- ------------------------------------------
Item                                   Description
------------------------------------- ------------------------------------------
1.   Collection fees.                   A customer charge (applicable to non
                                        residential only) where a field call is
                                        required to collect outstanding monies
                                        (current charge $[THIS PARAGRAPH
                                        CONTAINS CONFIDENTIAL INFORMATION WHICH
                                        HAS BEEN OMITTED, BUT FILED SEPARATELY
                                        WITH THE SECURITIES AND EXCHANGE
                                        COMMISSION.])
------------------------------------- ------------------------------------------
2.   Returned cheque fees.              A fee charged for cheques dishonoured by
                                        the bank.
------------------------------------- ------------------------------------------
3.   Account establishment fees.        A consumer charge to recover the costs
                                        of establishing a new account.
------------------------------------- ------------------------------------------
4.   Direct debit default fees.
------------------------------------- ------------------------------------------
5.   Statement fees.
------------------------------------- ------------------------------------------
6.   Quotation fees.                    A customer charge for work which does
                                        not proceed after the customer has
                                        requested it (and usually relates to
                                        alterations of meter positions). Current
                                        charge: $[THIS PARAGRAPH CONTAINS
                                        CONFIDENTIAL INFORMATION WHICH HAS BEEN
                                        OMITTED, BUT FILED SEPARATELY WITH THE
                                        SECURITIES AND EXCHANGE COMMISSION.].
------------------------------------- ------------------------------------------
7.   Sub-meter hire charges.            A charge for sub meters provided,
                                        especially in flats, where individual
                                        consumption data is required.
------------------------------------- ------------------------------------------
8.   Recoveries - excess services       A charge made to a customer for laying
     charges.                           of a new service to their property where
                                        the distance from the existing main is
                                        greater than 20 meters.
------------------------------------- ------------------------------------------
9.   Natural gas account statement      A charge made to a customer who
     request fees.                      requested a duplicate of the existing
                                        gas account.
------------------------------------- ------------------------------------------
10.  Unmetered gas lights charge.       A charge for unmetered gas lights which
                                        is based upon a fixed cost for the
                                        number of mantles within the gas light
                                        based upon average consumption.
------------------------------------- ------------------------------------------
11.  Reconnection fees.                 A charge for reconnecting a customer who
                                        had been disconnected for bad debts.
------------------------------------- ------------------------------------------
12.  Meter testing fees.                A charge for testing a meter where a
                                        customer believes that the recording is
                                        incorrect. Should the meter be tested
                                        and found to be accurate, then the
                                        customer is charged the cost of testing
                                        the equipment.
------------------------------------- ------------------------------------------

------------------------------------- ------------------------------------------
13.  No access fees.                    A customer charge where access to the
                                        meter is obstructed (by the customer).
------------------------------------- ------------------------------------------
14.  Alter mater charges.               A charge for physically re-sitting a
                                        meter at a customer's premises.
------------------------------------- ------------------------------------------
15.  Base and enclosure assembly        A charge for installing a concrete slab
     charges.                           base and an enclosure around a
                                        commercial meter.
------------------------------------- ------------------------------------------

                                   SCHEDULE 10

                              ESTIMATION PROCEDURES

The estimated quantity of Gas supplied to each Contestable Customer in the Agency Area in a Month will be determined by calculating the quantity of Gas, expressed in GJ, underlying the sales revenue generated by the Agent from that Contestable Customer in that Month.

The procedures for determining the estimated quantity of Gas supplied by the Agent to a Contestable Customer in the Agency Area in a Month, as required for the purposes of Clause 6.4(a), are as follows:

1. The quantity of Gas invoiced to the Contestable Customer in a Month must be determined and the number of days covered by the invoice must be converted into equivalent days by treating weekend days and public holidays as [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] instead of unity (except where there are other consumption patterns). The invoiced quantity will then be divided by the number of equivalent days to obtain a GJ/equivalent day amount.

2. The number of days from but excluding the day on which the Contestable Customer's meter was last read to and including the last day of the Month in respect of which the estimate is being determined will be converted into equivalent days and an accrual will be calculated by multiplying the number of equivalent days by the GJ/equivalent day amount.

3. The estimated quantity of Gas supplied in a Month to the Contestable Customer will then be determined by taking the aggregate quantity, expressed in GJ, invoiced to the Contestable Customer in that Month and adding an accrual for the estimated quantity of unbilled Gas supplied to the Contestable Customer in that Month, as determined in accordance with paragraph 2, and deducting the accrual, as determined in respect of the Contestable Customer in accordance with paragraphs 1 and 2 for the preceding Month.

                                   SCHEDULE 11

                     MINIMUM TAKE OF GAS IN A CONTRACT YEAR

---------------------------- ------------------------ --------------------------
        COLUMN 1                    COLUMN 2                  COLUMN 3

     CONTRACT YEAR            AGENT'S ANNUAL MINIMUM       AGGREGATE ANNUAL
                                 QUANTITY (IN PJ)*     MINIMUM QUANTITY OF ALL
                                                         RETAILERS AND RCO (IN
                                                                 PJ)*
---------------------------- ------------------------ --------------------------
         1998
---------------------------- ------------------------ --------------------------
         1999
---------------------------- ------------------------ --------------------------
         2000
---------------------------- ------------------------ --------------------------
         2001
---------------------------- ------------------------ --------------------------

*[THESE COLUMNS CONTAIN CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

EXECUTED as an agreement.


THE OFFICIAL SEAL of GASCOR              )
was hereunto affixed by authority of     )
the Administrator in the presence of:    )


J A Kelly                              D Arcaro
-----------------------------------    --------------------------------------
Administrator                          Witness


JOHN A KELLY                           DOMINIC ARCARO
-----------------------------------    --------------------------------------
Print Name                             Print Name


THE COMMON SEAL of                       )
KINETIK ENERGY PTY LIMITED               )
ACN 079 089 188                          )
was affixed to this document             )
in the presence of:                      )


BR Smith                               J Orr
-----------------------------------    --------------------------------------
Signature of director                  Signature of director/secretary


BERNARD R SMITH                        JAMES ORR
-----------------------------------    --------------------------------------
Name of director (please print)        Name of director/secretary (please print)

--------------------------------------------------------------------------------

                                     [AGENT]


                    FIRST INTERIM INSTALMENT CLAIM - [MONTH]


   ([THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED,
    BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] DAY OF
                                    MONTH M)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                  $
+           Daily cash received day 1-12 of M
-           50% of M-1 agency contract gas received

-           50% of Gascor M retained profit
-           50% of M agency AMDQ instalment

            First interim instalment on account of                ----------
            Commission (I1)
                                                                  ==========
            Note: Values to be completed to three decimal places

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              AGENTS CERTIFICATION

I .................., certify that the claim of $................. has been properly calculated and is based on only valid transactions with agency customers.

Signed


 .....................................
Name

 .....................................
Title     Chief Executive Officer/Chief Financial Officer/General Manager
(Please select)

--------------------------------------------------------------------------------

                                   ANNEXURE A

                             FIRST INTERIM STATEMENT

--------------------------------------------------------------------------------

                                     [AGENT]

                    SECOND INTERIM INSTALMENT CLAIM - [MONTH]

   ([THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] DAY OF
                                    MONTH M)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                  $
+           Daily cash received day 13-27 of M
-           50% of M-1 agency contract gas received

-           50% of Gascor M retained profit
-           50% of M agency AMDQ instalment

            Second interim instalment on account of               -----------
            Commission (I2)
                                                                  ==========
            Note: Values to be completed to three decimal places

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              AGENTS CERTIFICATION

I .................., certify that the claim of $................. has been properly calculated and is based on only valid transactions with agency customers.

Signed


 .....................................
Name


 .....................................
Title     Chief Executive Officer/Chief Financial Officer/General Manager
(Please select)

--------------------------------------------------------------------------------

                                   ANNEXURE C

                               MONTHLY CLAIM FORM

--------------------------------------------------------------------------------
                                     [AGENT]

                   [MONTH] MONTHLY AGENT COMMISSION CLAIM FORM

   CLAIMED BY [AGENT] ON THE [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND
                          EXCHANGE COMMISSION.] DAY OF
                                    [MONTH]
               PAYABLE BY GASCOR ON THE [THIS PARAGRAPH CONTAINS
 CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE
               SECURITIES AND EXCHANGE COMMISSION.] DAY OF
                                    [MONTH]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                                                   Schedule   Total   Line
                                                                              $,000

RECEIPTS
--------
+     Cash received from agency customers per general ledger           2        0      29
+     Bad debts recovered per the general ledger                       3        0      43
+     CSO and energy relief reimbursements per the general ledger      4        0      48
                                                                    -----------------
      Cash received for gas sales and related services (S)                      0

ADDITIONS
---------
+     Refundable advances (N)                                          5        0      56
+     Net agency customer overpayments (Z)                             6        0      63
DEDUCTIONS
----------
-     Cost of M-1 contract gas and M AMDQ (G)                          7        0      71
      (In accordance with section 6.3 of the agreement)
-     M Gascor retained profit (RPm)
      (as set out in column 4 of part 1 of schedule 3 for
      M as adjusted to take account of indexation in
      accordance with Part 2 of schedule 3)
                                                                    -----------------
+/    Other agency customer adjustments (X)                            8        0      77
                                                                    -----------------
      AGENCY COMMISSION FOR THE MONTH (C = S-G-RPM+N+Z+X)                       0
                                                                    -----------------
-     First instalment (I1)                                            10       0      94
-     Second instalment (I2)                                           11       0      99
                                                                    -----------------
      Net sum payable
                                                                    -----------------
+/    Amounts payable to/by Gascor for gas reconciliation              7        0      72
+/    Other amounts payable to/by Gascor under agency agreement                        105
                                                                    -----------------
      BALANCE OF COMMISSION PAYABLE BY GASCOR ON THE 13TH DAY                   0
                                                                    -----------------
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              AGENTS CERTIFICATION

I .................., certify that the claim of $................. has been properly calculated and is based on only valid transactions with agency customers.

Signed


 .....................................
Name


 .....................................
Title     Chief Executive Officer/Chief Financial Officer/General Manager
(Please select)
--------------------------------------------------------------------------------

                        SCHEDULE 1 - BANK RECONCILIATION

-------- ----------------------------------- ------------ ----------- ------------ --------- ------
  LINE                                        OPERATING      CASH     CASH CONTROL  TOTAL     REF
                                               ACCOUNT    MANAGEMENT   ACCOUNT
                                                           ACCOUNT
                                               $,000         $,000       $,000      $,000
-------- ----------------------------------- ------------ ----------- ------------ --------- ------
   1     OPERATING BALANCE OF GENERAL LEDGER                                           0

         AGENCY GENERAL LEDGER ACCOUNT
         TRANSFERS

   2     Cash receipts transferred                                                     0
   3     Dishonoured cheques                                                           0

         CASH RECEIPTS

   4     Agency customer receipts for gas                                              0      Sch 2
         related services
   5     Bad debt recovered                                                            0      Sch 3
   6     CSO and energy relief reimbursements                                          0      Sch 4

   7     Refundable deposits received                                                  0      Sch 5
   8     Bank interest received                                                        0
   9     Sundry                                                                        0

         CASH PAYMENTS

  10     Transfer to Gascor                                                            0
  11     Bank fees                                                                     0
  12     Sundry                                                                        0
  13     Australia Post deposit movement                                               0

         ADJUSTMENTS

  14     Gasmart adjustments                                                           0
  15     Other                                                                         0
  16                                                                                   0
  17                                                                                   0
  18                                                                                   0
  19                                                                                   0
  20                                                                                   0
  21                                                                                   0
                                             ------------ ----------- ------------ ---------
  22     CLOSING BALANCE OF GENERAL               0            0           0           0
         LEDGER ACCOUNT
                                             ============ =========== ============ =========

  23     Deposits not yet credited
  24     Unpresented payments
                                             ------------ ----------- ------------ ---------
  25     BALANCE PER BANK STATEMENT               0            0                       0
                                             ============ =========== ============ =========
  26     Timing difference                                                 0
                                                                      ============
-------- ----------------------------------- ------------ ----------- ------------ --------- ------

                   SCHEDULE 2 - AGENCY GAS SALES DEBTOR LEDGER

-------------------------------------------------------------- -----------------
  Line                                                              $,000
-------- ----------------------------------------------------- -----------------
   27    Opening balance

   28    Gas billed
   29    Cash received from agency customers
   30    Sales adjustments
   31    Bad debts written off
   32    Customer deposits offsets
   33    Outstanding Credit Balance Transfer
   34    Refund adjustment
   35    CSO Transfers
   36    Other
   37
   38
   39                                                          -----------------
   40    Closing balance                                               0
                                                               =================
-------------------------------------------------------------- -----------------

                   SCHEDULE 3 - PROVISION FOR AGENCY BAD DEBTS

------- ------------------------------------------- ----------- --------- ------------
  Line                                               Specific    General     Total
                                                    Customers
                                                    ----------------------------------
                                                      $,000       $,000      $,000
------- ------------------------------------------- ----------- --------- ------------
   41    Opening balance                                                       0

   42    Bad debts transferred from consumer accounts                          0
   43    Bad debts recovered in the month
   44    Bad debts written off in the month                                    0
   45    Other adjustments                                                     0
                                                    ----------- --------- ------------
   40    Closing balance                                0           0          0
                                                    =========== ========= ============
------- ------------------------------------------- ----------- --------- ------------

                         SCHEDULE 4 - CSO DEBTOR LEDGER

----------------------------------------------------------------------------------------
  Line                                                                        $,000
----------------------------------------------------------------------------------------
   47    Opening balance

   48    CSO and energy relief reimbursements received in the month

   49    Amounts claimed by customers for month
                                                                          --------------
   50    Closing balance                                                        0
                                                                          ==============

----------------------------------------------------------------------------------------

             SCHEDULE 5 - REFUNDABLE ADVANCES DEBTOR AND ASSOCIATED
                                INTEREST LEDGER

----------------------------------------------------------------------------------------
  Line                                              Deposits     Interest      Total
                                                   -------------------------------------
                                                      $,000       $,000        $,000
----------------------------------------------------------------------------------------
   51    Opening balance                                                         0

   52    Deposits applied against bad debts                                      0
   53    Deposits repaid to customers                                            0
   54    Interest applied against bad debts                                      0
   55    Interest paid to customers for month                                    0
                                                   -------------------------------------
   56    Net refundable advances (N)
   57    Deposits received in the month                                          0
   58    Interest earnt for month                                                0
                                                   -------------------------------------
   59    Closing balance                                0           0            0
                                                   =====================================
----------------------------------------------------------------------------------------

               SCHEDULE 6 - AGENCY CUSTOMER OVERPAYMENTS ACTUALLY
                              REPAID TO CUSTOMERS

----------------------------------------------------------------------------------------
  Line                                                                        $,000
----------------------------------------------------------------------------------------
   60    Opening balance

   61 Aggregate amount paid or returned to Gascor Customers by the Agent, or credited to Gascor Customers' accounts, by the Agent in respect of overpayments in M (T)

   62 Amount equal to T being the amount of Commission paid to the Agent in M in respect of Gascor customer overpayments (O)

   63    Net refundable agency customer overpayments (Z)
                                                                          --------------
   64    Closing balance                                                        0
                                                                          ==============
----------------------------------------------------------------------------------------

                    SCHEDULE 7 - COST OF CONTRACT GAS SUMMARY

----------------------------------------------------------------------------------------
  Line                                                                         GJ
----------------------------------------------------------------------------------------
   65    Total  quantity  of gas  delivered  to the Agent for M-1 (as per clause 7 of the master agreement) (Qt, M-1)
----------------------------------------------------------------------------------------

         Estimated quantity of Contract gas supplied by the Agent to agency customers (Qest metered, M-1) calculated by Vencorp as:

   66    Total  quantity of  Contract  gas  supplied  for M-1 (Qctm M-1).
         Less: Total quantity of Contract gas supplied to contestable customers. Less: Total quantity of Contract gas supplied to sellers own use sites in M-1 (All scaled up for distribution and transmission UAFG)

   67    Less:  Estimated contestable sites (M-1)

   68    (Quest M-1)
                                                                          --------------
                                                                                0
                                                                          ==============
                                                                              $,000
   69    Quantity of contract gas delivered by Gascor to the Agent under the
         Agency agreement Qa M-1 (lessor of Qt M-1 or Quest M-1) x contract price (P M-1) =

   70    Add additional MDQ for M (MI M)

   71    Total gas claim for the month (G)
----------------------------------------------------------------------------------------

         REDETERMINATION OF GAS DELIVERED (SEC 6.5C(1))           GJ          $,000

         Original Qa (M-2)

         Recalculated Qa (M-2)
                                                             ---------------------------
   72    Reconciliation adjustment
                                                             ---------------------------
----------------------------------------------------------------------------------------

                 SCHEDULE 8 - OTHER AGENCY CUSTOMER ADJUSTMENTS


--------------------------------------------------------------------------------
  Line                                                                $,000
--------------------------------------------------------------------------------
   73    +/- Other
   74
   75
   76

   77    Other agency customer adjustments (X)
                                                                  --------------
--------------------------------------------------------------------------------

                        SCHEDULE 9 - AGENCY SALES REVENUE

-------- ----------------------- --------------- --------------- -------------- --------------
 Line                               Opening         Gas and         Closing         Sales
                                    accrual        associated       Accrual
                                                    services
                                                     billed
                                 ------ -------- ------ -------- ------ ------- ------ -------
                                  GJ     $,000    GJ     $,000    GJ    $,000    GJ    $,000
-------- ----------------------- ------ -------- ------ -------- ------ ------- ------ -------
  78     Non contract DOM                                                         0      0
  79     Non contract COMM                                                        0      0
  80     Non contract INDUST                                                      0      0
  81     Contract COMM                                                            0      0
  82     Contract IND                                                             0      0
  83     Contract CORP                                                            0      0
  84     Other                                                                    0      0
  85
  86
  87
  88
                                 ------ -------- ------ -------- ------ ------- ------ -------
  89     All agency sales          0       0       0       0       0      0       0      0
                                 ====== ======== ====== ======== ====== ======= ====== =======
-------- ----------------------- ------ -------- ------ -------- ------ ------- ------ -------

                     SCHEDULE 10 - FIRST INTERIM INSTALMENT


--------------------------------------------------------------------------------
  Line                                                                $,000
--------------------------------------------------------------------------------

   90 Daily cash received day 1-12 of M
   91 50% of M-1 agency contract gas received
   92 50% of Gascor M retained profit
   93 50% of M agency AMDQ instalment

   94    First interim instalment on account of Commission (I1)
                                                                  --------------

--------------------------------------------------------------------------------

                     SCHEDULE 11 - SECOND INTERIM INSTALMENT


--------------------------------------------------------------------------------
  Line                                                                $,000
--------------------------------------------------------------------------------

   95 Daily cash received day 13-27 of M
   96 50% of M-1 agency contract gas received
   97 50% of Gascor M retained profit
   98 50% of M agency AMDQ instalment

   99    Second interim instalment on account of Commission (I2)
                                                                  --------------
--------------------------------------------------------------------------------

                SCHEDULE 12 - OTHER AMOUNTS PAYABLE TO/BY GASCOR


--------------------------------------------------------------------------------
  Line                                                                 $,000
--------------------------------------------------------------------------------
  100    Alternate gas pursuant to clause 3.2(c)(3)
  101    Other
  102
  103
  104

  105    Other amounts then due by Gascor under agreement including
         Alternate Gas
                                                                  --------------
--------------------------------------------------------------------------------

               CHECKLIST OF SUPPORTING DOCUMENTATION TO ACCOMPANY
                            EACH MONTHLY CLAIM FORM


This checklist is intended to assist the Agent in ensuring that each Monthly Claim Form submitted to Gascor is accompanied by all the required supporting documentation. However, this checklist is not exhaustive and the Agent must comply fully with the requirements in relation to supporting documentation as set out in Clause 6.8(d) and paragraph 3 of Schedule 6 to the Agency Agreement between Gascor and the Agent.

This checklist forms part of the Monthly Claim Form annexed to the Agency Agreement. It must be completed as part of each Monthly Claim Form submitted to Gascor.

                                                                Tick if attached

Gas Sales

o Copy of the calculation of Daily Cash Received for sales of Gas and related services (S).

o The amount of Sales Revenue as determined in accordance with the Accounting Policies set out in Schedule 2.

o The movement in bad and doubtful debts provision including recoveries, write-offs and further provisions.

o Monthly summary sheets in respect of customer service obligation deposits ledgers showing month end balances.

o Copies of monthly summary sheets in respect of Customer and Refundable Advances debtor ledger, showing month end balances and the ageing of debtors (N).

o    Bad debt recoveries against Refundable Advances.

o    Copy of the calculation of net Gascor Customer overpayments (Z).

o Summary ledger listing of repayments to Customers in respect of overpayments.

o    Copy of supporting documentation for other Gascor Customer adjustments (X).

Gas purchases

o Copies of the statements of the total quantity of Contract Gas allocated (for the Month covered by the Monthly Claim Form and the preceding Month).

o    Cost of M-1 gas and M AMDQ (G).

o    Estimated cost of Contract Gas supplied to Gascor Customers.

General ledger

o    Copies of completed reconciliations for each general ledger account.

o    Summary trial balance for general ledger transactions.

Other

o    Copy of the calculation of Retained Profit (A).

o Copies of bank statements in relation to the Operating Account and Cash Management Account.